                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                        REXENE CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]
                                5005 LBJ FREEWAY
                              DALLAS, TEXAS 75244

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 1995

To the Stockholders of
 REXENE CORPORATION:

    Notice is hereby given that the annual meeting of stockholders of Rexene Corporation, a Delaware corporation, will be held on Tuesday, April 25, 1995, at 9:00 a.m., local time, at the Westin Hotel, 13340 Dallas Parkway, Dallas, Texas 75240 for the following purposes:

        1. To elect nine directors to serve until the Annual Meeting of Stockholders in 1996;

        2.  To consider and vote upon a proposed 1994 Long-Term Incentive Plan;

        3. To consider and vote upon a proposed 1995 Stock Option Plan for Outside Directors; and

        4. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

    Only stockholders of record at the close of business on March 16, 1995 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

    You are cordially invited and urged to attend the meeting, but if you are unable to attend, please sign and date the enclosed proxy and return it promptly in the enclosed self-addressed stamped envelope. A prompt response will be appreciated. If you attend the meeting, you may vote in person, if you wish, whether or not you have returned your proxy. In any event, a proxy may be revoked at any time before it is exercised.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                    BERNARD J. McNAMEE
                                                         SECRETARY

Dallas, Texas
March 21, 1995

                               REXENE CORPORATION
                                5005 LBJ FREEWAY
                              DALLAS, TEXAS 75244

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 1995

                            SOLICITATION OF PROXIES

SOLICITATION AND REVOCABILITY OF PROXIES

    This proxy statement is furnished to holders of Rexene Corporation ("Rexene", "New Rexene", "Old Rexene" or the "Company") common stock, $0.01 par value ("Common Stock"), in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the annual meeting of stockholders of Rexene to be held on Tuesday, April 25, 1995, at 9:00 a.m., local time, at the Westin Hotel, 13340 Dallas Parkway, Dallas, Texas 75240, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

    Shares represented by a proxy in the form enclosed, duly signed, dated and returned to the Company and not revoked, will be voted at the meeting in accordance with the directions given, but in the absence of directions to the contrary, such shares will be voted for the election of the Board's nominees for directors and for the other proposals set forth in the foregoing notice. The Board of Directors knows of no other matters, other than those stated in the foregoing notice, to be presented for consideration at the meeting or any adjournment(s) thereof. If, however, any other matters properly come before the meeting or any adjournment(s) thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters. The persons named in the enclosed proxy may also, if it is deemed to be advisable, vote such proxy to adjourn the meeting from time to time.

    Any stockholder executing and returning a proxy has the power to revoke it at any time before it is voted by delivering to the Secretary of Rexene, 5005 LBJ Freeway, Dallas, Texas 75244, a written revocation thereof or by duly executing a proxy bearing a later date. Any stockholder attending the annual meeting of stockholders may revoke his proxy by notifying the Secretary at such meeting and voting in person if he desires to do so. Attendance at the annual meeting will not by itself revoke a proxy.

    The approximate date on which this proxy statement and the form of proxy are first sent to stockholders is March 21, 1995.

    The cost of soliciting proxies will be borne by Rexene. Solicitation may be made, without additional compensation, by directors, officers and regular employees of Rexene in person or by mail, telephone or telegram. Rexene may also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation material to the beneficial owners of the Common Stock held of record by such persons, and Rexene will reimburse the forwarding expense. All costs of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by Rexene.

SHARES OUTSTANDING AND VOTING RIGHTS

    The close of business on March 16, 1995 is the record date for determination of stockholders entitled to notice of and to vote at the meeting or any adjournment(s) thereof. The only voting security of Rexene outstanding is the Common Stock, each share of which entitles the holder thereof to one vote. At the record date for the meeting, there were outstanding and entitled to be voted 18,717,797 shares of Common Stock.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following tabulation sets forth as of March 16, 1995, information with respect to each person who was known by Rexene to be the beneficial owner of more than five percent of the Common Stock.

                                                                                     COMMON STOCK
                                                                                  BENEFICIALLY OWNED
                                                                             ----------------------------
                                                                                NUMBER OF       PERCENT
                   NAME AND ADDRESS OF BENEFICIAL OWNER                          SHARES        OF CLASS
- ---------------------------------------------------------------------------  ---------------  -----------
State of Wisconsin Investment Board .......................................     1,860,000(1)        9.94%
 P. O. Box 7842
 Madison, Wisconsin 53707
Stephen C. Swid and Stephen D. Weinroth ...................................     1,195,336(2)(3)       6.39%
 c/o Stephen C. Swid
 SCS Communications Inc.
 152 West 57th Street
 57th Floor
 New York, New York 10019
Executive Life Insurance Company of New York ..............................     1,047,144(4)        5.59%
 390 North Broadway
 Jericho, New York 11753-2167
Capital Growth Management Limited Partnership .............................     1,023,000(5)        5.47%
 One International Place
 Boston, Massachusetts 02110
Franklin Resources, Inc. ..................................................       984,000(6)        5.26%
 777 Mariners Island Blvd.
 San Mateo, California 94404

- ------------------------
(1) Based upon information reported in a Schedule 13G dated February 13, 1995 filed by the State of Wisconsin Investment Board with the Securities and Exchange Commission (the "SEC"). All such shares are directly held with sole voting and investment power.

(2) Based upon information reported in a Schedule 13D dated March 17, 1995 filed by Stephen C. Swid ("SCS") and Stephen D. Weinroth ("SDW") with the SEC. SCS has sole voting and investment power with respect to 950,986 shares of Common Stock that he beneficially owns. SCS has shared voting and investment power (with persons other than SDW) with respect to 11,000 shares that he beneficially owns. SDW has the sole voting and investment power with respect to the 233,350 shares of Common Stock that he beneficially owns. Although SCS and SDW may be deemed to be a "group" within the meaning of Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), each of SCS and SDW disclaims beneficial ownership of the shares of Common Stock beneficially owned by the other.

(3) Based upon information reported in the Schedule 13D referred to in Note (2) above and a Schedule 13D dated March 17, 1995 filed by Allen Investments III ("Allen III"), an affiliate of Allen & Company Incorporated, and Stanley S. Shuman, an executive officer of Allen & Company

     Incorporated, these shares do not include an aggregate of 236,000 shares of
     Common Stock (approximately 1.3% of the outstanding shares of Common Stock)
     beneficially owned by Allen  III and Mr. Shuman,  collectively. On March  9
     and   10,  1995,  Allen  III  and  Mr.  Shuman  purchased  such  shares  in participation with the purchase by SCS  and SDW of an aggregate of  575,049 shares  in two  block trades  executed on the  New York  Stock Exchange. By virtue of such purchases, Allen III and Mr. Shuman may be deemed to be part of a "group" together with  SCS and SDW within  the meaning of Rule  13d-5.
     However,  no agreement exists between  either of SCS and  SDW and either of
     Allen III and Mr. Shuman with respect to any further acquisitions of shares of Common Stock  or the holding,  voting or disposing  of shares of  Common
     Stock.  SCS and SDW each disclaims beneficial ownership of shares of Common
     Stock beneficially owned  by Allen  III or Mr.  Shuman. Allen  III and  Mr.
     Shuman  each  disclaims  beneficial  ownership of  shares  of  Common Stock beneficially owned by SCS and SDW.

(4)  Based upon information reported in a Schedule 13G filed by Kevin E.  Foley,
     Deputy   Superintendent  of  Insurance  of  the   State  of  New  York,  as
     Rehabilitator of Executive Life Insurance Company of New York, with the SEC on November 25,  1992, as amended  by an  amendment filed with  the SEC  on
     October  11, 1994. All such  shares are directly held  with sole voting and investment power.

(5)  Based upon information reported  in a Schedule 13G  dated February 9,  1995 filed  by Capital  Growth Management  Limited Partnership  ("CGM") with the
     SEC. All such  shares are  beneficially held  with sole  voting and  shared investment  power.  CGM, an  investment  adviser, disclaims  any beneficial interest in such shares and claims that the client accounts it manages  are not  acting as a "group" for purposes  of Section 13(d) under the 1934 Act, and it and  such clients are  not otherwise required  to attribute to  each other  the beneficial ownership of securities beneficially owned under Rule
     13d-3 promulgated under the 1934 Act.

(6)  Based upon  information  reported  in  a Schedule  13G  filed  by  Franklin
     Resources, Inc. with the SEC on February 6, 1995. All such shares are beneficially held with sole voting and shared investment power. Franklin
     Resources, Inc., its subsidiaries, and investment companies advised by such subsidiaries claim that they are not acting as a "group" for purposes of
     Section 13(d) of the 1934 Act and that they are not otherwise required to attribute to each other the beneficial ownership of securities beneficially owned under Rule 13d-3.

SECURITY OWNERSHIP OF MANAGEMENT

    The following tabulation sets forth information with respect to the beneficial ownership of the Common Stock as of March 16, 1995 by each director of the Company, each nominee for director of the Company, each executive officer listed in the Summary Compensation Table included elsewhere in this proxy statement, and all executive officers and current directors of the Company as a group.

                                                                                                 COMMON STOCK
                                                                                              BENEFICIALLY OWNED
                                                                                        ------------------------------
                                                                                           NUMBER OF          PERCENT
NAME                                                                                     SHARES (1)(2)       OF CLASS
- --------------------------------------------------------------------------------------  ----------------     ---------
DIRECTORS AND NOMINEES FOR DIRECTOR
Lavon N. Anderson.....................................................................         16,332           *
Harry B. Bartley, Jr..................................................................            -0-           *
R. James Comeaux......................................................................            -0-           *
Arthur L. Goeschel....................................................................         64,000(3)         0.34%
William B. Hewitt.....................................................................         18,750            0.10%
Ilan Kaufthal.........................................................................         18,750            0.10%
Charles E. O'Connell..................................................................            -0-           *
Fred P. Rullo, Jr.....................................................................         18,750            0.10%
Phillip Siegel........................................................................         21,750            0.12%
Andrew J. Smith.......................................................................         37,723            0.20%
Heinn F. Tomfohrde, III...............................................................         18,750            0.10%
NAMED EXECUTIVE OFFICERS (EXCLUDING
 ANY DIRECTOR NAMED ABOVE) AND GROUP
Kevin W. McAleer......................................................................          9,666           *
Jack E. Knott.........................................................................         13,000(4)        *
James M. Ruberto......................................................................         10,000           *
All current directors and executive officers as a group (14 persons)..................        270,636            1.45%

- ------------------------
*    Less than .1%

(1) All shares listed are directly held with sole voting and investment power unless otherwise indicated.

(2) Includes shares subject to stock options which are currently exercisable by the following individuals and group in the following amounts: Dr. Anderson -14,582; Mr. Kaufthal - 18,750; Mr. Smith - 15,666; Mr. Tomfohrde - 12,500;
     Mr. McAleer - 9,666; Mr. Knott - 10,000; Mr. Ruberto - 10,000; and all directors and executive officers as a group, 112,829.

(3)  Includes 1,000 shares held by Mr. Goeschel's spouse.

(4) Includes 3,000 shares held by Mr. Knott's spouse in a custodial capacity under the Uniform Gift to Minors Act.

                       PROPOSAL 1. ELECTION OF DIRECTORS

    The business and affairs of the Company are managed by and under the direction of the Board of Directors, which exercises all corporate powers of the Company and establishes broad corporate policies. When the Board is not in session, the Executive Committee may, to the extent permitted by law, exercise the powers of the Board of Directors in the management of the business and affairs of the Company. The Executive Committee of the Board of Directors is composed of Lavon N. Anderson, Arthur L. Goeschel, Ilan Kaufthal, Phillip Siegel and Andrew J. Smith. During 1994, the Board of Directors held eight meetings.

    The Company has standing audit, compensation and nominating committees of the Board of Directors. The Management Development and Compensation Committee (the "Compensation Committee"), which held four meetings during 1994, is composed of William B. Hewitt (Chairman), Arthur L. Goeschel, Fred P. Rullo, Jr. and Heinn F. Tomfohrde, III. The Compensation Committee exercises the powers of the Board of Directors in connection with all matters relating to compensation of executive officers, employee benefit plans and the administration of Rexene's stock option programs.

    The Audit Committee, which held two meetings in 1994, is composed of Ilan Kaufthal (Chairman), William B. Hewitt, and Phillip Siegel. The Audit Committee's primary responsibilities are to (i) recommend Rexene's independent auditors to the Board of Directors, (ii) review with Rexene's auditors the plan and scope of the auditor's annual audit, the results thereof and the auditors' fees, (iii) review internal audit procedures and periodically meet with Rexene's internal auditors to review the results of such procedures, (iv) review Rexene's financial statements and (v) take such other action as they deem appropriate as to the accuracy and completeness of financial records of Rexene and financial information gathering, reporting policies and procedures of Rexene.

    The function of the Nominating Committee is to recommend nominees for election as directors at the annual meeting of stockholders and to recommend the candidates for election to fill vacancies on the Board as they occur. The Board of Directors considers and takes action upon the recommendations of the Nominating Committee. Although this committee has no formal policy on the subject, the Board of Directors believes that any nominee recommended by a stockholder in writing to the Secretary of the Company with complete biographical data regarding the nominee would be considered by the Nominating Committee. The Nominating Committee, which did not meet in 1994, is composed of Andrew J. Smith (Chairman), Lavon N. Anderson, Ilan Kaufthal, Fred P. Rullo, Jr., Phillip Siegel and Heinn F. Tomfohrde, III.

    All duly submitted and unrevoked proxies will be voted for the nominees for directors selected by the Board of Directors, except where authorization so to vote is withheld. If any nominee(s) should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to cast votes for another person(s) designated by the Board. Effective January 16, 1995, Kevin N. Clowe resigned as a member of the Board of Directors. Messrs. Fred P. Rullo, Jr. and Phillip Siegel have declined to stand for re-election to the Board at the annual meeting. The nine nominees of the Board of Directors of the Company are named below. Each of the nominees has consented to serve as a director if elected. Set forth below is certain information with respect to the nominees, including their ages, their principal occupations and their directorships of publicly held companies. All of the nominees except Messrs. Harry B. Bartley, Jr., R. James Comeaux and Charles E. O'Connell are currently directors of the Company and, except as otherwise indicated, have served as a director of Rexene since September 18, 1992.

    LAVON N. ANDERSON, age 59, has served as President and Chief Operating Officer of the Company since January 1991 and as a director since February 1990. From May 1988 to January 1991, Dr. Anderson was Executive Vice President --
Manufacturing and Technical of Rexene. Dr. Anderson has held positions in engineering, manufacturing and research and development at Rexene since 1972.

    HARRY B. BARTLEY, JR., age 67, is currently retired. Mr. Bartley served Celanese Corporation in a number of capacities from 1950 to 1989, including President of Celanese Chemical Co. from 1976 to 1987, President of Hoechst Celanese Chemical Group from 1987 to 1989 and director of Hoechst Celanese Corporation from 1987 to 1989.

    R. JAMES COMEAUX, age 56, has served as President of Management Associates, a consulting firm, since April 1993. From August 1989 to January 1993, Mr. Comeaux was President, Chief Executive Officer and Director of Arcadian
Corporation, a fertilizer manufacturer. Prior to such time, Mr. Comeaux was Senior Vice President of FINA, Inc. from 1984 to 1989 and served Gulf Oil Corporation in a number of capacities from 1967 to 1984.

    ARTHUR L. GOESCHEL, age 73, has served as Chairman of the Board of Rexene since March 1992. He also served as a director of Rexene from April 1988 to May 1989. Mr. Goeschel is presently retired. He is a director of Calgon Carbon Corporation and a member of the board of trustees of the Laurel Mutual Funds.

    WILLIAM B. HEWITT, age 56, has served as a director of the Company since February 1990. He has been Chairman of the Board and Chief Executive Officer of Capital Credit Corporation, a receivables management company, since September 1991. Mr. Hewitt was Executive Vice President of First Manhattan Consulting Group, a management consulting firm, from 1980 to September 1991. He is also a director of the Union Corporation.

    ILAN KAUFTHAL, age 47, has been a managing director of Wertheim Schroder & Co. Incorporated, an investment banking firm, since 1987. He is also a director of United Retail Group, Inc. and Cambrex Corporation.

    CHARLES E. O'CONNELL, age 63, is currently retired. From 1985 to 1988, Mr. O'Connell served as President of the Society of Plastics Industry, a trade association. From 1964 to 1984, he served Gulf Oil Corporation in a variety of capacities.

    ANDREW J. SMITH, age 53, has served as Chief Executive Officer and director of the Company since March 1992. From December 1991 to March 1992, he was engaged in private consulting. From June 1991 to December 1991, he was President and Chief Operating Officer of Itex Enterprises, Inc., an environmental remediation company. Mr. Smith also served as a consultant to the Company from January 1991 to June 1991. Immediately prior thereto, he had been a director of Rexene since May 1988 and the President and Chief Executive Officer of Rexene since June 1988. Prior thereto, he had held various positions with Rexene since 1976.

    HEINN F. TOMFOHRDE, III, age 61, is currently retired. From January 1987 to his retirement in December 1991, Mr. Tomfohrde served as President and Chief Operating Officer and a director of GAF Chemicals Corp. and its successor company, International Specialty Products, Inc., a specialty chemicals company. He is also a director of Sybron Chemicals Corp., Creative Technologies Group, Inc., OSI Specialties, Inc. and McWhorter Technologies, Inc.

    On July 7, 1992, the United States Bankruptcy Court for the District of Delaware entered an order confirming a First Amended Plan of Reorganization, which became effective on September 18, 1992 (the "Effective Date"), relating to the Company's bankruptcy proceedings pursuant to voluntary petitions filed by the Company's predecessor ("Old Rexene") under Chapter 11 of the United States Bankruptcy Code on October 18, 1991. Lavon N. Anderson, Arthur L. Goeschel,
William B. Hewitt and Andrew J. Smith, directors of the Company, were also directors of the Company's predecessor that filed such petitions.

COMPENSATION OF DIRECTORS

    FEES AND EXPENSES. In 1994, each director who is not an employee of the Company received a fee of $1,000 for each regular meeting of the Board attended, $1,000 for each special meeting of the Board attended, and $1,000 for each committee meeting attended which was not held on the same day as a Board meeting. In addition, on January 1, 1994, each director who is not an employee of the Company received options to purchase an aggregate of 12,500 shares of Common Stock (other than the Chairman of the Board who received options to purchase 16,667 shares of Common Stock) under the Company's 1993 Non-Qualified Stock Option Plan for Outside Directors. Such 1994 options are exercisable at $0.43 per share, equal to the average of the fair market value per share of Common Stock for the last 20 days on which a reported sale occurred on the New York Stock Exchange in 1993, less $2.40. The Company also reimburses directors for travel, lodging and related expenses they may incur in attending Board and committee meetings.

    CONSULTING AGREEMENT. By agreement dated March 16, 1992, Rexene has agreed to compensate Arthur L. Goeschel, Chairman of the Board, in addition to his normal director fees, the sum of $2,750 per day plus expenses for each day (over five days per quarter) that he consults with respect to Company matters. Under the agreement, the Company paid Mr. Goeschel $49,500 in consulting fees in 1994. Mr. Goeschel is not entitled to any employee benefits, or to participate in any benefit plans maintained by Rexene for its employees, other than those in which non-employee directors are eligible to participate.

                   PROPOSAL 2. 1994 LONG-TERM INCENTIVE PLAN

INTRODUCTION

    In October 1994, the Board approved, subject to stockholder approval, the Rexene Corporation 1994 Long-Term Incentive Plan (the "Incentive Plan"). The Incentive Plan is intended to replace the Company's 1993 Non-Qualified Stock Option Plan and 1988 Stock Incentive Plan. All shares of Common Stock authorized for issuance under the 1993 Non-Qualified Stock Option Plan have been issued or are reserved for issuance pursuant to outstanding options. A total of 882,000 shares of Common Stock are reserved for issuance under the Incentive Plan. The following is a summary of the terms of the Incentive Plan, which is nevertheless qualified in its entirety by reference to its complete text attached to this Proxy Statement as Exhibit A.

PURPOSE OF THE INCENTIVE PLAN

    The purpose of the Incentive Plan is to encourage and enable key salaried employees of the Company and its subsidiaries to acquire a proprietary interest in the Company through the ownership of Common Stock and other rights with respect to Common Stock and to more closely align management incentives with appreciation in the value of Common Stock.

SHARES AVAILABLE

    The maximum aggregate number of shares of Common Stock available for award under the Incentive Plan to employees of the Company and its subsidiaries is 882,000 (approximately 4.7% of the Common Stock outstanding on the record date for the annual meeting); provided, however, that no employee may receive awards of or relating to more than 100,000 shares of Common Stock in the aggregate in any fiscal year. The shares of Common Stock available under the Incentive Plan and all awards are subject to adjustment in certain circumstances as described below. Shares of Common Stock attributable to lapsed or forfeited awards or awards paid in cash shall become available for subsequent awards under the Incentive Plan.

ADMINISTRATION OF THE INCENTIVE PLAN

    A Committee of two or more directors (the "Committee") must be designated by the Board of Directors to administer the Incentive Plan. The Committee must be composed of disinterested directors. The determination of which members of the Board may serve on the Committee will be made in accordance with the requirements of Rule 16b-3 of the 1934 Act. The Committee has the full power in its discretion to grant awards under the Incentive Plan, to determine the terms thereof, to interpret the provisions of the Incentive Plan and to take such action as it deems necessary or advisable for the administration of the Incentive Plan. The Board of Directors has authorized its Management Development and Compensation Committee to function as the Committee under the Incentive Plan.

ELIGIBILITY AND PARTICIPATION

    Awards made pursuant to the Incentive Plan may be granted only to individuals who, at the time of grant, are key employees or officers of the Company or its subsidiaries. There are presently approximately 50 such persons. Awards may not be granted to any director of the Company who is not an employee or officer of the Company or to any member of the Committee. Participation in the Incentive Plan is at the discretion of the Committee and shall be based upon the employee's present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Committee deems relevant.

TYPE OF AWARDS UNDER THE INCENTIVE PLAN

    If approved by the stockholders, the Incentive Plan provides that the Committee may grant awards to employees in any of the following forms, subject to such terms, conditions and provisions as the Committee may determine to be necessary or desirable: (i) non-qualified stock options ("NSOs"), (ii) stock appreciation rights ("SARs"), (iii) shares of Common Stock subject to certain restrictions ("Restricted Shares"), (iv) units representing shares of Common Stock ("Performance Shares"), and (v) units which do not represent shares of Common Stock but which may be paid in the form of Common Stock.

EXERCISE PRICE

    The exercise price of options and SARs is determined by the Committee at the time of grant. At the time of grant of a SAR, the Committee will specify the exercise price of the shares of Common Stock to be used for determining the amount of cash and/or number of shares of Common Stock to be distributed upon the exercise of the SAR. The exercise price of options and SARs will not be less than the per share par value of the Common Stock. The closing market price of the Common Stock, as reported in the New York Stock Exchange Consolidated Trading tables on March 16, 1995, was $11 1/4 per share.

VESTING

    The Committee will determine at the time of grant the terms under which options and SARs shall vest and become exercisable.

EXERCISE OF OPTIONS AND SARS

    An option may be exercised in whole or in part in accordance with procedures to be established by the Committee. The Committee, in its discretion, may accelerate the exercise date of any option to any date following the date of grant. Common Stock purchased upon the exercise of the option shall be paid for in full at the time of purchase. Payment must be made in cash or the Committee may, at its discretion, accept shares of Common Stock as payment (valued at the market price on the date of exercise).

    SARs are exercisable only to the extent and only for the period determined by the Committee. SARs may be granted in connection with the grant of an option, in which case the option agreement will provide that exercise of SARs will result in surrender of the right to purchase the shares under the option as to which the SARs were exercised. Alternatively, SARs may be granted independently of options.

SURRENDER OR EXCHANGE OF SARS

    Upon surrender of a SAR, employee will be entitled to receive, subject to the discretion of the Committee, cash or shares of Common Stock, or a combination thereof, having an aggregate market price equal to (i) the market price of the shares covered by the SAR, less (ii) the aggregate base price of such shares specified by the Committee.

NONTRANSFERABILITY OF AWARDS

    Awards are not transferable except by will or applicable laws of descent and distribution.

EXPIRATION OF OPTIONS

    Options will expire at such time as the Committee determines.

TERMINATION OF OPTIONS AND SARS

    The Committee, in its sole discretion, shall determine the effect of termination of employment on exercisability of an option. Generally, no vested option or SAR shall be exercisable after three months following the termination of employment for any reason other than death or disability. In the event of death or disability, options shall generally expire on the earlier of (x) the normal expiration date of the option or SAR or (y) two years following the date of such death or disability.

RESTRICTED SHARES

    Restricted Shares granted under the Incentive Plan may not be sold, transferred, pledged or otherwise encumbered or disposed of during the restricted period established by the Committee. Each grant of Restricted Shares may be subject to a different restricted period. The Committee may also impose additional restrictions on an employee's right to dispose of or encumber Restricted Shares. Subject to the Committee's discretion, holders of Restricted Shares shall have the right to vote the stock and receive dividends.

PERFORMANCE SHARES

    The Committee may award Performance Shares and shall determine performance periods and performance objectives in connection with each grant of Performance Shares. Each Performance Share shall be deemed to be equivalent to one share of Common Stock.

    Vesting of awards of Performance Shares will occur upon achievement of the applicable objectives within the applicable performance period. It is intended that vesting of awards of Performance Shares and Performance Units will be based upon performance goals established by the Committee which would include, without limitation, increases in the market price of a share of Common Stock during the performance period. Payment for vested Performance Shares may be in cash, Common Stock or any combination of such forms of payment, as determined by the Committee. If the performance objectives established for an employee for the performance period are not met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Shares have vested. If the performance objectives for a performance period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested performance shares to the employee.

ADJUSTMENTS IN AWARDS

    The number and class of shares available under the Incentive Plan may be adjusted by the Committee to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Company. In the event of subdivisions and combinations of the Common Stock, such adjustment is required. At the time of grant of any award, the Committee may provide that the number and class of shares issuable in connection with such award shall be adjusted in certain other circumstances to prevent dilution or enlargement of rights.

    The Committee is required to take action with respect to outstanding awards under the Incentive Plan in the event of any of the following: (i) the merger, consolidation or other reorganization of the Company in which the outstanding Common Stock is converted into or exchanged for a different class of securities of the Company, a class of securities of any other issuer, cash or other property; (ii) the sale, lease or exchange of all or substantially all of the assets of the Company to another entity; (iii) the adoption by the shareholders of the Company of a plan of liquidation and dissolution; (iv) the acquisition by any person or entity of beneficial ownership of more than 20% of the Company's outstanding capital stock; or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board. In such events, the Committee may (i) accelerate the vesting of awards, (ii) require surrender of awards in exchange for payment based on the terms of the awards or
(iii) make such other adjustments to such awards as the Committee deems appropriate to reflect the corporate change.

AMENDMENT AND TERMINATION

    The Board of Directors may suspend, amend, modify or terminate the Incentive Plan; however, the Company's stockholders must approve any amendment that would
(i) materially increase the aggregate number of shares issuable under the Incentive Plan; (ii) extend the term of the Incentive Plan, (iii) materially increase the benefits accruing to employees under the Incentive Plan or (iv) materially modify the requirements as to eligibility for participation in the Incentive Plan.

    Awards granted prior to a termination of the Incentive Plan shall continue in accordance with their terms following such termination. No amendment, suspension or termination of the Incentive Plan shall adversely affect the rights of an employee in awards previously granted without such employee's consent.

FEDERAL INCOME TAX CONSEQUENCES

    The following summary is based upon an analysis of the Internal Revenue Code of 1986, as amended (the "Code"), as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of federal income tax consequences and the federal income tax consequences to employees may be either more or less favorable than those described below depending on their particular circumstances.

    NON-QUALIFIED STOCK OPTIONS. No income will be recognized by an optionee for federal income tax purposes upon the grant of a NSO. Generally, upon exercise of a NSO, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price of the shares. In certain circumstances described below under "Section 83(b) election", the ordinary income recognized by an "insider" subject to Section 16(b) of the 1934 Act (an "Insider") may be calculated differently. Executive officers, directors and 10% stockholders of the Company will generally be deemed to be Insiders for purposes of Section 16(b) of the 1934 Act.

    Income recognized upon the exercise of NSOs will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the Company must make the necessary arrangements with the optionee to ensure that the amount of the tax required to be withheld is available for payment. NSOs are designed to provide the Company with a deduction equal to the amount of ordinary income recognized by the optionee at the time of such recognition by the optionee.

    The basis of shares transferred to an optionee pursuant to exercise of a NSO is the price paid for such shares plus an amount equal to any income recognized by the optionee as a result of the exercise of the option. If an optionee thereafter sells shares acquired upon exercise of a NSO, any amount realized over the basis of the shares will constitute capital gain to the optionee for federal income tax purposes.

    If an optionee uses already owned shares of Common Stock to pay the exercise price for shares under a NSO, the number of shares received pursuant to the NSO which is equal to the number of shares delivered in payment of the exercise price will be considered received in a nontaxable exchange, and the fair market value of the remaining shares received by the optionee upon the exercise will be taxable to the optionee as ordinary income. If the already owned shares of Common Stock are not "statutory option stock" or the statutory option stock with respect to which the applicable holding period referred to in Section 424(c)(3)(A) of the Code has been satisfied, the shares received pursuant to the exercise of the NSO will not be statutory option stock and the optionee's basis in the number of shares delivered in payment of the exercise price will be equal to the basis of the shares delivered in payment. The basis of the remaining shares received upon the exercise will be equal to the fair market value of the shares. However, if the already owned shares of Common Stock are statutory option stock with respect to which the applicable holding period has not been satisfied, it is not presently clear whether the exercise will be considered a disqualifying disposition of the statutory option stock, whether the shares received upon such exercise will be statutory option stock or how the optionee's basis will be allocated among the shares received. In general, "statutory option stock" (as defined in

Section 424(c)(3)(B) of the Code) is any stock acquired through the exercise of an incentive stock option, a qualified stock option, an option granted pursuant to an employee stock purchase plan or a restricted stock option, but not through the exercise of a NSO.

    SARS AND PERFORMANCE SHARES. There will be no federal income tax consequences to either the employee or the Company upon the grant of SARs or Performance Shares. Generally, upon the exercise of SARs or vesting of Performance Shares, the employee will recognize ordinary income in an amount equal to the fair market value of the Common Stock and the aggregate amount of cash received. In certain circumstances described below under "Section 83(b) election", the ordinary income recognized by an Insider may be calculated differently.

    Income recognized upon the exercise of SARs and vesting of Performance Shares will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the Company must make the necessary arrangements with the employee to ensure that the amount of the tax required to be withheld is available for payment. Subject to the new deduction limitation described below, the Company generally will be entitled to a corresponding tax deduction equal to the amount includable in the employee's income at the time of such inclusion.

    RESTRICTED SHARES. Generally, absent a Section 83(b) election, there will be no federal income tax consequences to either the employee or the Company upon the grant of Restricted Shares. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the Restricted Shares, the employee will recognize ordinary income and, subject to the new deduction limitation described below, the Company will be entitled to a corresponding deduction (if applicable withholding requirements are satisfied) equal to the fair market value of the Common Stock at that time.

    SECTION 83(B) ELECTION. In the absence of an election under Section 83(b) of the Code, an Insider who either exercises a NSO less than six months from the date the option was granted, receives shares of Common Stock pursuant to the exercise of SARs less than six months from the date of grant or receives the Common Stock pursuant to the vesting of Performance Shares will (i) with respect to NSO's, recognize income on the date six months after the date of grant in an amount equal to the excess of the fair market value of the shares on such date over the option price of the shares, (ii) with respect to SARs, recognize ordinary income with respect to such shares of Common Stock on the date six months after the date of grant in an amount equal to the fair market value of the shares on such date, and (iii) with respect to Performance Shares, recognize ordinary income with respect to the shares received on the date six months after the date of receipt. An Insider may avoid the deferral in each case by making a
Section 83(b) election, no later than 30 days after the date of exercise of the NSOs or SARs or receipt of shares pursuant to Performance Shares.

    With respect to Restricted Shares, if a Section 83(b) election is made within 30 days after the date on which Restricted Shares are received, the employee will recognize an amount of ordinary income at the time of the receipt of the Restricted Shares and the Company will be entitled to a corresponding deduction (if applicable withholding requirements are satisfied) equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time. If a Section 83(b) election is made, no additional income will be recognized by the employee upon the lapse of restrictions on the Restricted Shares, but, if the Restricted Shares are subsequently forfeited, the employee may not deduct the income that was recognized pursuant to Section 83(b) election at the time of the receipt of the Restricted Shares.

    LIMITATIONS ON THE COMPANY'S COMPENSATION DEDUCTION. Section 162(m) of the Code, which became effective in 1994, will limit the deduction which the Company may take for otherwise deductible compensation payable to certain executive officers of the Company to the extent that compensation paid to such officers for such year exceeds $1 million, unless such compensation is performance-based, is approved by the Company's stockholders and meets certain other criteria. To date, only proposed, and not final, Treasury Regulations have been issued with respect to Section 162(m) of the Code. Although the Company intends that NSOs and SARs granted under the Incentive Plan will satisfy the requirements to be considered performance-based for purposes of
Section 162(m) of the Code, there is no assurance such NSOs and SARs as well as Performance Shares and Restricted Stock awarded under the Incentive Plan, will satisfy such requirements, and, accordingly, the Company may be limited by
Section 162(m) of the Code in the amount of deductions it would otherwise be entitled to take (as described in the foregoing summary) with respect to awards under the plan.

    TAX WITHHOLDING. The Committee may require payment, or withhold payments made by the plan, in order to satisfy applicable withholding tax requirements.

REQUIRED AFFIRMATIVE VOTE

    The affirmative vote of the holders of at least a majority of the Common Stock present in person or represented by proxy at the meeting and entitled to vote on this proposal is required to approve the adoption of the Incentive Plan.

BOARD RECOMMENDATION

    The  Board of  Directors believes  that the  Incentive Plan  is in  the best
interests  of  the  Company  and  its  stockholders  and  recommends  that   the
stockholders vote FOR adoption of the Incentive Plan.

                       PROPOSAL 3. 1995 STOCK OPTION PLAN
                             FOR OUTSIDE DIRECTORS

INTRODUCTION

    On February 24, 1995, the Board of Directors approved, subject to stockholder approval, the Rexene Corporation 1995 Stock Option Plan for Outside Directors (the "Director Option Plan"). The Director Option Plan is intended to replace the Company's 1993 Non-Qualified Stock Option Plan for Outside Directors. All shares of Common Stock authorized for issuance under the 1993 Non-Qualified Stock Option Plan for Outside Directors have been issued or are reserved for issuance pursuant to outstanding options. A total of 60,000 shares of Common Stock are reserved for issuance under the Director Option Plan. The following is a summary of the terms of the Director Option Plan, which is nevertheless qualified in its entirety by reference to its complete text attached to this Proxy Statement as Exhibit B.

PURPOSE OF THE DIRECTOR OPTION PLAN

    The purpose of the Director Option Plan is to promote the interests of the Company and its stockholders by attracting and retaining qualified non-employee directors by giving them the opportunity to acquire a proprietary interest in the Company and, thus, an increased personal interest in its continued success and progress. The Director Option Plan will also allow the Company to issue options to directors in lieu of paying a portion of an annual retainer in cash and to more closely align the interests of the directors with the interests of the stockholders.

DESCRIPTION OF THE DIRECTOR OPTION PLAN

    The Director Option Plan provides for the granting of stock options, which shall not be qualified as "incentive stock options" as defined under Section 422 of the Code, to purchase Common Stock to directors of the Company who are not employees or officers of the Company or any of its affiliates. Each option granted under the Director Option Plan will be governed by a stock option agreement between the Company and the optionee.

SHARES AVAILABLE

    The Board of Directors has reserved 60,000 shares of Common Stock for issuance under the Director Option Plan. Options granted under the Director Option Plan may be subject to complete or partial termination or forfeiture in the event of the termination of the optionee's position as director of the Company. No option granted under the Director Option Plan may be transferred by an optionee other than by will or the laws of descent and distribution and, during the lifetime of an optionee, the option may be exercised only by him.

ELIGIBILITY AND PARTICIPATION

    The Director Option Plan provides for the grant to each non-employee elected as a member of the Board at the annual meeting of stockholders of the Company in each of 1995, 1996 and 1997 of options to purchase 2,000 shares of Common Stock (other than the Chairman of the Board, who shall receive an option to purchase 2,500 shares of Common Stock). Non-employee directors who are elected other than at an annual meeting to the Board after the 1995 annual meeting and before the 1998 annual meeting will also be awarded a similar grant upon their election to the Board.

ADMINISTRATION OF THE DIRECTOR OPTION PLAN

    The Director Option Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has no authority, discretion or power to select the participants who will receive options, to grant options, to set number of shares of Common Stock to be covered by any option, or to set the exercise price or the period within which the options may be exercised or to alter any other terms and conditions specified in the option agreements. Subject to these limitations, the Compensation Committee is empowered to adopt such rules and regulations and to take such action as it considers necessary or advisable for the administration of the Director Option Plan, and to construe and interpret and administer the Director Option Plan.

EXERCISE OF OPTIONS

    The Director Option Plan provides that the option price per share of any stock option granted thereunder shall be equal to the average of the fair market value per share of Common Stock for the 20 trading days immediately preceding the date of grant, less $10.00, provided that in no event shall the exercise price be less than $0.25 per share. Generally, each option granted under the Director Option Plan shall remain exercisable until the earliest of the following to occur; (x) two years following the death of a director who dies in office, (y) one year following termination of a director's service on the Board for any reason other than death or removal for cause, and (z) ten years from the date of grant. Each option granted under the Director Option Plan becomes exercisable in full one year after the date of grant. The Director Option Plan provides for the proportionate adjustment of the total number of shares of Common Stock reserved for the grant of options, the number of shares of Common Stock represented by each outstanding option and the exercise price of outstanding options in the event of recapitalization, capital adjustment or a merger in which the Company is the surviving corporation. The Director Option Plan also authorizes the Compensation Committee to take such action as it deems necessary to preserve the interests of the optionees in the event of a liquidation or reorganization, including a merger, consolidation or sale of assets.

AMENDMENT AND TERMINATION

    Unless sooner terminated by resolution of the Board of Directors, the Director Option Plan will expire at the time of the 1998 annual meeting of stockholders. The Board of Directors may amend, suspend or terminate the Director Option Plan at any time, except that, without stockholder approval, the Board of Directors may not make any amendment which would increase the total number of shares of Common Stock as to which options may be granted under the Director Option Plan or decrease the exercise price at which options may be granted thereunder, materially alter the class of persons eligible to be granted options under the Director Option Plan, materially increase the benefits accruing to optionees under the Director Option Plan or extend the term of the Director Option Plan or any option granted thereunder. The amendment, suspension or termination of the Director Option Plan may not materially or adversely affect the rights of an optionee as set forth in his option agreement, except with the consent of such optionee.

FEDERAL INCOME TAX CONSEQUENCES

    The following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of federal income tax consequences and the federal income tax consequences to non-employee directors may be either more or less favorable than those described below depending on their particular circumstances.

    All options granted under the Director Option Plan are non-statutory options not entitled to special tax treatment under Section 422 of the Code. The Director Option Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of ERISA.

    No income will be recognized by an optionee for federal income tax purposes upon the grant of an option. Upon exercise of an option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price of such shares.

    The Company will be allowed a deduction equal to the amount of ordinary income recognized by the optionee due to the exercise of an option at the time of such recognition by the optionee.

    The basis of shares transferred to an optionee pursuant to the exercise of an option is the price paid for such shares plus an amount equal to any income recognized by the optionee as a result of the exercise. If an optionee sells shares acquired upon exercise of an option, any amount realized over the basis of such shares will constitute capital gain to such optionee for federal income tax purposes.

BENEFITS

    Only non-employee directors are eligible to participate in the Director Option Plan. If the Director Option Plan is approved by the stockholders, options to purchase 2,000 shares of Common Stock will be granted to each non-employee director on April 25, 1995 (except the Chairman of the Board, who will receive options to purchase 2,500 shares of Common Stock). If the Director Option Plan is not approved by the stockholders, no options will be granted under the Director Option Plan. In such event, each director who is not an employee of the Company shall be entitled to receive an annual retainer of $30,000 in cash (except for the Chairman of the Board, who shall be entitled to receive an annual retainer of $35,000).

REQUIRED AFFIRMATIVE VOTE

    The affirmative vote of the holders of at least a majority of the Common Stock present in person or represented by proxy at the meeting and entitled to vote on this proposal is required to approve the adoption of the Director Option Plan.

BOARD RECOMMENDATION

    The Board of Directors believes that the Director Option Plan is in the best
interests   of  the  Company  and  its  stockholders  and  recommends  that  the stockholders vote FOR adoption of the Director Option Plan.

                             EXECUTIVE COMPENSATION

    The following is a report submitted by members of the Compensation Committee addressing the Company's compensation policy as it related to the executive officers for fiscal 1994.

    The report of the Compensation Committee appearing in this proxy statement and the information herein under "Executive Compensation -- Performance Graphs" shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules, or to the liabilities of Section 18 of the 1934 Act, and such information shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the 1934 Act.

                      REPORT OF THE MANAGEMENT DEVELOPMENT
                           AND COMPENSATION COMMITTEE

To the Stockholders of Rexene Corporation:

    As members of the Management Development and Compensation Committee (the "Committee") of the Board of Directors (the "Board"), it is our responsibility to establish overall policy for the compensation of executive officers of the Company, to recommend to the Board executive compensation plans for the executive officers, to administer such plans, and to recommend to the Board specific levels of compensation to be paid to the executive officers. We also have the sole authority to determine the timing, pricing and amount of any award of any rights to any executive officer to acquire Common Stock of the Company.

    The Committee's long-term objective for executive compensation is to attract, motivate and retain qualified individuals for executive positions and to link incentives to Company performance and enhanced stockholder value. In establishing executive compensation, the Committee neither bases its decisions entirely on quantitative relative weights of various factors, nor does it follow a mathematical formula. Rather, the Committee exercises discretion and makes judgments after considering all factors that it considers relevant, including individual performance, level of responsibility, and the achievement of certain objective targets relating to the Company's financial performance.

    In 1994, the Company's executive compensation program consisted of (i) annual cash compensation of a base salary and a bonus opportunity based upon Company financial performance, and (ii) stock option awards.

CASH COMPENSATION

    BASE SALARY

    In making its decisions in 1994 about base salary levels for executive officers, including the chief executive officer, the Committee considered primarily individual performance of such officers, including the evaluation of other executive officers by the chief executive officer, the improving financial condition and performance of the Company, the level of responsibility of each such officer, and the fact that no salary increases had been received by any executive officer since November 1992. The Committee also considered surveys of executive compensation prepared by the Company's independent compensation consultant, Towers Perrin. Towers Perrin provided data extrapolated from its survey of executive compensation at approximately 100 chemical and industrial concerns. Companies chosen for comparison purposes in the compensation survey do not include all the companies which comprise the peer group index in the performance graphs included in this Proxy Statement. The Committee believes that the Company's competitors for executive talent are not necessarily limited to those companies that would be included in the peer group established for comparing stockholder returns. The Towers Perrin data indicated that total cash compensation of all the executive officers, including the chief executive officer, was below the mid-point in the range for executives holding similar positions at other companies in the study.

    Effective June 1, 1994, the salary of the chief executive officer was raised from $350,000 to $380,000 -- an increase of 9 percent. In fixing the chief executive officer's salary, the Committee took into account the Company's continued financial and operational progress, the individual performance of the chief executive officer, and comparable base salary data provided by Towers Perrin.

    BONUS

    An integral part of executive officer cash compensation is the use of annual cash bonuses to reward executive officers for their individual and team results when Company performance meets or exceeds specified targets adopted by the Committee on an annual basis. Such targets may vary from year to year depending upon those elements of Company performance which the Board deems of special significance in a particular fiscal year, and the competitive environment in which the Company operates. The Committee believes that linking a substantial portion of executive officer cash compensation to annual Company financial performance provides a meaningful incentive to such officers to enhance Company performance.

    In December 1993, the Committee recommended and the Board approved a cash bonus plan (the "1994 Bonus Plan") that would provide all executive officers, including the chief executive officer, under a formula set out in the 1994 Bonus Plan, the opportunity to receive amounts ranging between 30% and 100% of their 1994 year end base salary rates if designated operating cash flow ("OCF") targets for 1994 were achieved or exceeded. The specific percentages for each executive officer varied depending upon his position and responsibilities and the percentage by which the targeted OCF amount was met or exceeded. The chief executive officer's bonus opportunity ranged between 37.5% and 100% of his year end base salary rate. No bonus was payable if the actual 1994 OCF did not equal at least 90% of the targeted amount. Because actual OCF in 1994 exceeded 150% of targeted OCF, the maximum amount of bonus opportunity was earned by all executive officers, including the chief executive officer, in 1994.

LONG-TERM COMPENSATION

    Long-term incentives strengthen the ability of the Company to attract, motivate and retain capable executives and more closely align the interests of management with those of stockholders. In 1994, the Committee determined that several steps should be implemented to establish a more competitive long-term compensation program. These steps included the award of stock options under existing plans and the adoption, subject to stockholder approval, of the 1994 Long-Term Incentive Plan, and the adoption of a supplemental retirement plan for certain executive officers. See "Proposal No. 2 1994 Long-Term Incentive Plan" and "Executive Compensation -- Pension Benefits." In adopting these plans and awarding options, the Committee consulted its compensation consultants.

    STOCK OPTIONS

    Consistent with the foregoing goal, in 1994 the Committee awarded options to purchase an aggregate of 289,005 shares of Common Stock to executive officers, including the award of options to purchase 70,000 shares of Common Stock to the chief executive officer. These stock options were granted at exercise prices equal to the prevailing market value of the underlying stock on the date of grant, and will only have value if the Company's Common Stock price increases, resulting in a commensurate benefit for the Company's stockholders. Generally, these options vest in equal amounts over three years and executives generally must be employed by the Company at the time of vesting in order to exercise the options. In granting options to each executive officer, the Committee considered the performance of the executive officer (as evaluated by the chief executive officer), the position held by the executive and his expected contribution to the Company's future growth and profitability. The Committee made its stock option award to the chief executive officer based upon its subjective evaluation of his performance in leading the Company to an extremely successful year and to encourage him to continue as chief executive officer of the Company for the long term.

                               MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE

                                              William B. Hewitt, Chairman
                                            Arthur L. Goeschel
                                            Fred P. Rullo, Jr.
                                            Heinn F. Tomfohrde, III

SUMMARY COMPENSATION TABLE

    The following table sets forth certain summary information concerning the compensation paid or awarded to the Chief Executive Officer of the Company and the four other highest paid executive officers of the Company in 1994 (the "named executive officers") for the years indicated.

                           SUMMARY COMPENSATION TABLE

                                                                         ANNUAL COMPENSATION
                                                                -------------------------------------
                                                                                            OPTIONS
                                                                                          (NUMBER OF     ALL OTHER
            NAME AND PRINCIPAL POSITION                YEAR       SALARY      BONUS(1)      SHARES)    COMPENSATION
- ---------------------------------------------------  ---------  -----------  -----------  -----------  -------------
Andrew J. Smith,                                          1994  $   367,502  $   380,000      70,000     $   4,902(2)
 Chief Executive Officer                                  1993      350,000      --           22,000         4,361
                                                          1992      235,500       25,000      --             3,153
Lavon N. Anderson, President and Chief Operating          1994      292,000      297,000      40,000         6,273(3)
 Officer                                                  1993      285,000      --           17,000         6,299
                                                          1992      260,000       44,000      --             5,332
Kevin W. McAleer, Executive Vice President & Chief        1994      223,752      184,000      32,000         3,003(4)
 Financial Officer                                        1993      216,000      --           12,000         2,926
                                                          1992      202,500       32,000      --             2,739
Jack E. Knott, Executive Vice President and               1994      217,921      176,000      38,000         3,209(5)
 President of Rexene Products Company ("Rexene            1993      205,000      --           12,000         2,724
 Products"), a division of the Company                    1992      194,000       25,000      --             2,621
James M. Ruberto, Executive Vice President and            1994      217,921      176,000      38,000         3,762(6)
 President of Consolidated Thermoplastics Company         1993      205,000      --           12,000         3,502
 ("CT Film"), a division of the Company                   1992      192,500       25,000      --             3,969

- ------------------------
(1) One-half of the 1994 bonuses were paid in 1994 and the balances were paid in 1995.

(2) Consists of Company contributions to defined contribution plans (and related cash supplements) of $2,310, $1,769 and $1,641 in 1994, 1993 and 1992, respectively, and imputed income for life insurance of $2,592, $2,592 and $1,512 for 1994, 1993 and 1992, respectively.

(3) Consists of Company contributions to defined contribution plans of $2,223, $2,249 and $2,182 in 1994, 1993 and 1992, respectively, and imputed income for life insurance of $4,050, $4,050 and $3,150 in 1994, 1993 and 1992,
     respectively.

(4) Consists of Company contributions to defined contribution plans (and related cash supplements) of $2,196, $2,151 and $2,025 in 1994, 1993 and 1992, respectively, and imputed income for life insurance of $807, $775 and $714 in 1994, 1993 and 1992, respectively.

(5) Consists of Company contributions to defined contribution plans (and related cash supplements) of $2,426, $2,249 and $2,182 in 1994, 1993 and 1992, respectively, and imputed income for life insurance of $783, $475 and $439 in 1994, 1993 and 1992, respectively.

(6) Consists of Company contributions to defined contribution plans (and related cash supplements) of $2,426, $2,249 and $2,182 in 1994, 1993 and 1992, respectively, and imputed income for life insurance of $1,336, $1,253 and $1,157 in 1994, 1993 and 1992, respectively.

OPTION GRANTS

    The following  table  shows information  with  respect to  grants  of  stock
options   pursuant  to  the  Company's  1988   Stock  Incentive  Plan  and  1993
Non-Qualified Stock Option Plan during 1994 to the named executive officers.

                                                                                                POTENTIAL REALIZABLE
                                                                                                  VALUE AT OPTION
                                                                                                 EXPIRATION DATE AT
                                                   PERCENTAGE OF                               ASSUMED RATES OF STOCK
                                      OPTIONS      TOTAL OPTIONS                               PRICE APPRECIATION(2)
                                     (SHARES)       GRANTED IN      EXERCISE    EXPIRATION    ------------------------
NAME                                GRANTED(1)         1994           PRICE        DATE           5%           10%
- ----------------------------------  -----------  -----------------  ---------  -------------  -----------  -----------
Andrew J. Smith...................      25,000             5.0%     $    3.71      2/29/2004  $   390,750  $   677,250
                                        45,000             9.0          14.63      9/21/2004      211,950      727,650
Lavon N. Anderson.................      20,000             4.0           3.71      2/29/2004      312,600      541,800
                                        20,000             4.0          14.63      9/21/2004       94,200      323,400
Kevin W. McAleer..................      14,000             2.8           3.71      2/29/2004      218,820      379,260
                                        18,000             3.6          14.63      9/21/2004       84,780      291,060
Jack E. Knott.....................      18,000             3.6           3.71      2/29/2004      281,340      487,620
                                        20,000             4.0          14.63      9/21/2004       94,200      323,400
James M. Ruberto..................      18,000             3.6           3.71      2/29/2004      281,340      487,620
                                        20,000             4.0          14.63      9/21/2004       94,200      323,400

- ------------------------
(1) All of the options granted become exercisable in equal installments of one-third each on the first, second and third anniversary dates of the date of grant.

(2) The assumed five percent and ten percent rates of stock price appreciation are specified by the proxy rules and do not reflect expected actual appreciation. The amounts shown represent the assumed value of the stock options (less exercise price) at the end of the ten-year period beginning on the date of grant and ending on the option expiration date.

OPTION EXERCISES AND HOLDINGS

    No named executive officer exercised options to purchase Common Stock in 1994. The following table sets forth certain information with respect to the unexercised options to purchase Common Stock held at December 31, 1994 by each of the Company's named executive officers.

                                                           NUMBER OF
                                                          UNEXERCISED
                                                          OPTIONS AT     VALUE OF UNEXERCISED
                                                           12/31/94      IN-THE-MONEY OPTIONS
                                                           (SHARES)          AT 12/31/94
                                                        ---------------  --------------------
                                                         EXERCISABLE/        EXERCISABLE/
NAME                                                     UNEXERCISABLE      UNEXERCISABLE
- ------------------------------------------------------  ---------------  --------------------
Andrew J. Smith.......................................     7,333/84,667  $    61,964/$328,183
Lavon N. Anderson.....................................     7,916/51,334       52,113/ 259,172
Kevin W. McAleer......................................     5,000/40,000       33,800/ 181,980
Jack E. Knott.........................................     4,000/46,000       33,800/ 214,660
James M. Ruberto......................................     4,000/46,000       33,800/ 214,660

RETIREMENT PLANS

    The Company has a trusteed non-contributory defined benefit pension plan (the "Retirement Plan") for substantially all non-union employees. The normal retirement age of participants is 65. An employee is entitled, subject to various Code limitations, to annual pension benefits equal to 0.9% of the employee's average annual base salary during the highest paid three consecutive years of the employee's final ten calendar years of service ("Final Average Pay") multiplied by years of service under the Retirement Plan, plus 0.5% of the employee's Final Average Pay which exceeds an average, computed under Internal Revenue Service rules, of the employee's wages taken into account for social security purposes, multiplied by the number of years of the employee's participation in the Retirement Plan (up to a maximum of 35 years).

    In October 1994, the Company adopted the Rexene Corporation Supplemental Executive Retirement Plan (the "SERP"). The purposes of the SERP are to provide supplemental retirement and survivor benefits, in addition to amounts payable under the Retirement Plan, for a certain select group of management or highly compensated employees who complete a specified period of service and otherwise become eligible under the SERP. The Company intends to fund the SERP from time to time at the discretion of the Management Development and Compensation Committee or the Board of Directors; the general assets of the Company are the source of funds for the SERP. Participants in the SERP are entitled on or after age 60 and completion of 15 years of service from and after the later to occur of January 1, 1988 and their employment commencement date to receive monthly pension benefits which, when aggregated with benefits payable under the Retirement Plan, equal 65% of the monthly average of Final Average Pay multiplied by the participant's percentage of vesting under the SERP. Generally, participants vest 20% for each of the first five years of service, commencing October 1, 1994. Such pension benefits will be paid to the extent allowable under the Code from the Qualified Plan and thereafter from the SERP. Pension payments to be received by Dr. Anderson under the SERP will be further reduced by any monthly pension benefits received under a predecessor company retirement plan, but he will be totally vested and given full service credit if he elects early retirement after August 1997. In addition, benefits payable to participants in the SERP who have less than 15 years of service will be reduced at the rate of 6 2/3% per year. If a participant elects to retire prior to age 60, he is eligible to receive benefits upon reaching age 55 and in such event his benefits under the SERP may be reduced in an amount not to exceed 10% for each year of early retirement. Under the SERP, pension payments will be permitted in excess of the limit imposed by the Code under the Retirement Plan, which in 1994 provides that the highest annual salary on which benefits can be calculated is $150,000. Messrs. Smith, Anderson, McAleer, Knott and Ruberto and two other executive officers are the only current participants in the SERP.

    The following table illustrates annual pension benefits payable under the Retirement Plan to participants in specified average annual earnings and years of service classifications. Benefit payments under the Retirement Plan are not subject to any deduction for social security benefits or other offset amounts.

                                                     ANNUAL BENEFITS FOR YEARS OF SERVICE
                                        ---------------------------------------------------------------
FINAL AVERAGE PAY                            5           10           15           20           25
- --------------------------------------  -----------  -----------  -----------  -----------  -----------
$100,000..............................  $     6,392  $    12,790  $    19,185  $    25,580  $    31,975
 150,000..............................        9,890       19,780       29,670       39,560       49,450
 200,000..............................        9,890       19,780       29,670       39,560       49,450
 250,000..............................        9,890       19,780       29,670       39,560       49,450
 300,000..............................        9,890       19,780       29,670       39,560       49,450

    For purposes of calculation of benefits under the Retirement Plan, only years of service since 1984 count in the benefits formula. As of December 31, 1994, the named executive officers had the following credited years of service under the Retirement Plan: Mr. Smith -- eleven years; Dr. Anderson -- eleven years; Mr. McAleer -- four years; Mr. Knott -- nine years; and Mr. Ruberto -- five years. Presently, no employee of Rexene is vested in the SERP.

EXECUTIVE SECURITY PLAN

    The beneficiaries of two executive officers of the Company, Dr. Anderson and Mr. Knott, are entitled to receive under the Executive Security Plan of the Company (the "Security Plan") death benefits equal to a lump sum of $300,000 in the event of the death of Dr. Anderson or Mr. Knott while employed by the Company. The Company purchases life insurance covering such benefits. At the present time, it is not expected that any additional executive officers will be selected for participation in the Security Plan.

PERFORMANCE GRAPHS

    The following graphs show comparisons of cumulative stockholder returns for the Common Stock in comparison to returns for the Standard and Poor's 500 Index and Standard and Poor's Chemical Index of companies. The first graph compares cumulative stockholder returns since September 18, 1992, the date when the Company emerged from bankruptcy. The second graph compares cumulative stockholder returns for the 5 year period since 1990.

    The following graph shows a comparison of cumulative total stockholder returns for the Common Stock of New Rexene, the Standard & Poor's 500 Index and the Standard & Poor's Chemical Index since the Effective Date.

              COMPARISON OF CUMULATIVE STOCKHOLDER TOTAL RETURN(1)
                      AMONG NEW REXENE, S&P 500 INDEX AND
                             S&P CHEMICAL INDEX(2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            NEW REXENE    S&P 500 INDEX    S&P CHEMICALS INDEX
Sep-92              100              100                    100
1992                129              105                    103
1993                 96              116                    116
1994                396              117                    134

                                                                                        SEPT-92      1992       1993       1994
                                                                                      -----------  ---------  ---------  ---------
New Rexene..........................................................................         100         129         96        396
S&P 500 Index.......................................................................         100         105        116        117
S&P Chemicals Index.................................................................         100         103        116        134

- ------------------------
(1) Total return assuming reinvestment of dividends. Assumes $100 invested on the Effective Date in Common Stock of Rexene, the Standard & Poor's 500 Index and the Standard & Poor's Chemical Index.
(2)  Fiscal year ending December 31.
(3) No comparison is presented for periods prior to September 1992 when Rexene emerged from bankruptcy because such numbers would not be meaningful.

    The following graph shows a comparison of cumulative total stockholder returns for the common stock of Old Rexene, the Standard & Poor's 500 Index and the Standard & Poor's Chemical Index for the years indicated as prescribed by the SEC's rules.

              COMPARISON OF CUMULATIVE STOCKHOLDER TOTAL RETURN(1)
                      AMONG OLD REXENE, S&P 500 INDEX AND
                             S&P CHEMICAL INDEX(2)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            OLD REXENE    S&P 500 INDEX    S&P CHEMICALS INDEX
Jun-09              100              100                    100
1990                 39               97                     85
1991                 23              126                    111
1992                  3              136                    121
1993                  2              150                    136
1994                  8              152                    157

                                                                            1989       1990       1991       1992       1993
                                                                          ---------  ---------  ---------  ---------  ---------
Old Rexene..............................................................        100         39         23          3          2
S&P 500 Index...........................................................        100         97        126        136        150
S&P Chemicals Index.....................................................        100         85        111        121        136

                                                                            1994
                                                                          ---------
Old Rexene..............................................................          8
S&P 500 Index...........................................................        152
S&P Chemicals Index.....................................................        157

- ------------------------
(1) Total return assuming reinvestment of dividends. Assumes $100 invested on December 31, 1989 on common stock of Old Rexene, the Standard & Poor's 500 Index and the Standard & Poor's Chemical Index.

(2)  Fiscal year ending December 31.

                              CERTAIN TRANSACTIONS

    A son of Andrew J. Smith, the Chief Executive Officer and a director of the Company, became a Vice President of Orion Pacific, Inc. ("Orion") in 1990 and a shareholder of Orion in 1993. In August 1993 the son of Mr. Smith resigned as an officer and employee of Orion. Pursuant to contractual arrangements originated in 1988, (i) the Company sells to Orion certain (a) discarded by-products which Orion extracts from Company landfills and (b) scrap products, and (ii) Orion packages and processes a portion of the Rextac amorphous polyalphaolefins ("APAO") manufactured by the Company at its plant in Odessa, Texas. During the year ended December 31, 1994, the Company sold approximately $245,000 of such by-products and scrap products to Orion in the ordinary course of business. For the same period, the Company purchased approximately $1,472,000 of APAO processing and packaging services and miscellaneous materials from Orion. In 1990, Orion sold its APAO processing and packaging technology to the Company for $750,000. The Company has also agreed to pay Orion an additional $250,000 per plant for each APAO plant utilizing the technology which the Company builds or licenses outside the United States (excluding a certain joint venture plant in Japan). The Company currently licenses this technology to Orion so that Orion can continue providing these services to the Company.

    Ilan Kaufthal, a director of the Company, is a managing director of Wertheim Schroder & Co. Incorporated ("Wertheim"). In connection with the concurrent public offerings of 8,000,000 shares of the Company's Common Stock and $175,000,000 aggregate principal amount of the Company's Senior Notes due 2004 consummated in November 1994, the Company paid Wertheim underwriting fees of approximately $2.9 million.

    Mr. Kevin Clowe, a former director of the Company, is a corporate officer of The American International Group, Inc. ("AIG"), which provides various types of insurance for the Company. During 1994 the Company paid approximately $3.1 million in premiums and fees to subsidiaries of AIG in the ordinary course of business. In addition, a subsidiary of AIG is the beneficiary of a Company letter of credit in the amount of $1.9 million to ensure payment of premiums.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the 1934 Act requires directors and officers of the Company, and persons who own more than 10 percent of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock. Directors, officers and more than 10 percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1994, all Section 16(a) filing requirements applicable to its directors, officers and more than 10 percent beneficial owners were met.

EMPLOYMENT AGREEMENTS

    Andrew J. Smith, Chief Executive Officer and a director of the Company, Lavon N. Anderson, President and Chief Operating Officer and a director of the Company, Kevin W. McAleer, Executive Vice President and Chief Financial Officer of the Company, Jack E. Knott, Executive Vice President of Rexene and President of Rexene Products, James M. Ruberto, Executive Vice President of Rexene and President of CT Film, Jonathan Wheeler, Senior Vice President -- Administration, and Bernard J. McNamee, Vice President, Secretary and General Counsel of the Company, are each parties to termination agreements entered into in 1993. Each termination agreement provides that in the event the employee is terminated without cause (as defined in the agreement) after a change in control of Rexene or in the event such employee voluntarily resigns his employment in certain limited circumstances after such a change in control, Rexene is obligated to pay the employee within 10 business days after the effective date of such termination, a lump sum cash severance equal to three times his then current annual base salary less $1.00. The agreements additionally provide that in the event the employee is terminated without cause by Rexene without a change in control, Rexene is obligated to pay the employee within 10 business days of such termination a lump sum cash severance amount equal to one year of such employee's then current base salary. "Change in control" is defined in the relevant agreements to generally include: (i) a change in at least two-thirds of the members of the Board of Directors, whether as the result of a merger; reorganization or otherwise; (ii) the acquisition by a related group of persons of beneficial ownership of at least 20% of the Common Stock; (iii) the liquidation or dissolution of the Company; or (iv) a determination by a majority of the directors of the Company that such a change of control has occurred or is imminent.

                                    AUDITORS

    Price Waterhouse LLP, which has served as the Company's independent public accountants since October 1990, has been appointed by the Board of Directors to audit the financial statements of the Company for the year ending December 31, 1995. Such appointment will not be submitted to stockholders for ratification or approval. The representatives of Price Waterhouse LLP are expected to be present at the meeting to respond to appropriate questions from the stockholders and will be given the opportunity to make a statement should they desire to do so.

                                 OTHER MATTERS

    The Board of Directors of the Company does not intend to present any other matters at the meeting and knows of no other matters which will be presented. However, if any other matters come before the meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their judgment on such matters.

STOCKHOLDER PROPOSALS

    In order to be considered for inclusion in the Company's proxy materials for the 1996 Annual Meeting of Stockholders, stockholder proposals must be received at the Company's principal executive office in Dallas, Texas no later than November 21, 1995.

FORM 10-K ANNUAL REPORT

    The Company will provide without charge to each person from whom a proxy is solicited by this proxy statement, upon the written request of any such person, a copy of the Company's annual report on Form 10-K, including the financial statements and the schedules thereto, required to be filed with the Securities and Exchange Commission pursuant to Section 13(a)-1 under the 1934 Act for the Company's most recent fiscal year. Requests should be directed to the Director of Communications and Public Affairs, Rexene Corporation, 5005 LBJ Freeway, Occidental Tower, Dallas, Texas 75244.

                                                                       EXHIBIT A

                               REXENE CORPORATION

                         1994 LONG-TERM INCENTIVE PLAN

                                   ARTICLE 1

                           ESTABLISHMENT AND PURPOSE

    1.1 ESTABLISHMENT AND EFFECTIVE DATE. Rexene Corporation, a Delaware corporation (the "Corporation"), hereby establishes a stock incentive plan to be known as the "Rexene Corporation 1994 Long-Term Incentive Plan" (the "Plan"). The Plan shall become effective as of October 1, 1994, subject to the approval of the Corporation's stockholders at the 1995 Annual Meeting of Stockholders. In the event that such stockholder approval is not obtained, any awards made hereunder shall be cancelled and all rights of employees with respect to such awards shall thereupon cease. Upon adoption of the Plan by the Management Development and Compensation Committee of the Board of Directors of the Corporation (the "Committee"), awards may be made by the Committee as provided herein.

    1.2 PURPOSE. The purpose of the Plan is to encourage and enable key salaried employees of the Corporation and its subsidiaries to acquire a proprietary interest in the Corporation through the ownership of the Corporation's common stock, par value $.01 per share ("Common Stock"), and other rights with respect to the Common Stock. Such ownership will provide such employees with a more direct stake in the future welfare of the Corporation and encourage them to remain with the Corporation and its subsidiaries. It is also expected that the Plan will encourage qualified persons to seek and accept employment with the Corporation and its subsidiaries.

                                   ARTICLE 2

                                     AWARDS

    2.1 FORM OF AWARDS. Awards under the Plan may be granted in any one or all of the following forms: (i) nonqualified stock options ("Options"), as described in Article 5 hereof; (ii) stock appreciation rights ("Stock Appreciation
Rights"), as described in Article 6 hereof, which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights"); (iii) shares of Common Stock which are restricted as provided in Article 9 hereof ("Restricted Shares"); (iv) units representing shares of Common Stock, as described in Article 10 hereof ("Performance Shares"); and (v) units which do not represent shares of Common Stock but which may be paid in the form of Common Stock, as described in Article 11 hereof ("Performance Units").

    2.2 MAXIMUM SHARES AVAILABLE. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 882,000 shares. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Corporation. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an award. In the event that any Options or Nontandem Stock Appreciation Rights under the Plan expire unexercised or are terminated, surrendered or cancelled without being exercised in whole or in part for any reason, or any Restricted Shares, Performance Shares or Performance Units are forfeited, or if such awards are settled in cash in lieu of shares of Common Stock, then the shares subject to such awards shall, to the extent permitted under Rule 16b-3 (as defined in Section 3.1 hereof), be available for subsequent awards under the Plan, upon such terms as the Committee may determine; provided, however, that shares subject to an Option that is cancelled in connection with the exercise of related Tandem Stock Appreciation Rights shall not be available for subsequent awards under the Plan to the extent of the shares actually issued upon exercise of such rights. Upon the exercise of any Stock Appreciation Rights granted hereunder, the number of shares reserved for issuance under the Plan shall be reduced only to the extent that shares of Common Stock are actually issued in connection with the exercise of such rights. The aggregate number of shares of Common Stock that may be issued under the Plan shall be subject to adjustment in the same manner as is provided in Article 12 hereof with respect to shares of Common Stock subject to outstanding Options.

    2.3 RETURN OF PRIOR AWARDS. As a condition to any subsequent award under the Plan, the Committee shall have the right, at its discretion, to require employees to return to the Corporation awards previously granted under the Plan. Subject to the provisions of the Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted.

                                   ARTICLE 3

                                 ADMINISTRATION

    3.1 COMMITTEE. Awards under the Plan shall be determined, and the Plan shall be administered, by the Committee as appointed from time to time by the Board of Directors of the Corporation (the "Board"), which Committee shall be
(a) comprised solely of two or more members of the Board and (b) constituted so as to permit the Plan to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"); provided, however, that with respect to the grant of Options or Stock Appreciation Rights under the Plan to an employee who is a "covered employee" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and other actions to be taken by the Committee with respect to such Options or Stock Appreciation Rights, the Committee shall consist solely of those persons otherwise constituting the Committee who meet the requirements of clauses (a) and (b) above and are also at the time of such grant or other action "outside directors" for purposes of Section 162(m) of the Code.

    3.2 POWERS OF COMMITTEE. Subject to the express provisions of the Plan, the Committee shall have the power and authority: (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option; (ii) to determine which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights; (iii) to grant Tandem Stock Appreciation Rights and Nontandem Stock Appreciation Rights and to determine the terms and conditions of such rights; (iv) to grant Restricted Shares and to determine the terms of the restricted period and other conditions and restrictions applicable to such shares; (v) to grant Performance Shares and Performance Units and to determine the performance objectives, performance periods and other conditions applicable to such shares or units; and (vi) to determine the employees to whom, and the time or times at which, Options, Stock Appreciation Rights, Restricted Shares, Performance Shares and Performance Units shall be granted. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan.

    3.3 DELEGATION. The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties with respect to the Plan as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation would cause the Plan to fail to comply with the "disinterested administration" requirement of Rule 16b-3 or if such duties are required to be performed by the Committee to satisfy an exemption from the deduction limits of Section 162(m) of the Code. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

    3.4 INTERPRETATIONS. The Committee shall have sole discretionary authority to interpret the terms of the Plan and the respective agreements executed hereunder, to adopt and revise rules, regulations and policies to administer the Plan and to make any other determinations and perform such other actions that it believes to be necessary or advisable for the administration of the Plan. The

Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement executed under the Plan in the manner and to the extent the Committee shall deem expedient to carry such agreement into effect. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Corporation, all employees who have received awards under the Plan and all other interested persons.

    3.5 LIABILITY; INDEMNIFICATION. No member of the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made hereunder, and each member of the Committee shall be fully indemnified and protected by the Corporation with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Corporation's Certificate of Incorporation and Bylaws as amended from time to time, or under any agreement between any such member and the Corporation.

                                   ARTICLE 4

                                  ELIGIBILITY

    Awards under the Plan may be made to all salaried key employees of the Corporation or any of its subsidiaries (subject to such requirements as may be prescribed by the Committee); provided, however, that no employee may receive Options or Stock Appreciation Rights under the Plan relating to more than 100,000 shares of Common Stock in the aggregate in any fiscal year of the Corporation (subject to adjustment in the same manner as is provided in Article 12 hereof with respect to shares of Common Stock subject to outstanding Options). The limitation set forth in the proviso of the immediately preceding sentence shall be applied in a manner that will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of
Section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code, any shares subject to Options or Stock Appreciation Rights that are cancelled or repriced. Awards may be made to a director of the Corporation who is not also a member of the Committee, provided that the director is also a salaried key employee. In determining the employees to whom awards shall be granted and the number of shares, rights or units to be covered by each award, the Committee shall take into account the nature of the services rendered by such employees, their present and potential contributions to the success of the Corporation and its subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant. Awards may be granted under the Plan to the same individual on more than one occasion. As used in the Plan, the term "subsidiary" shall mean any present or future company (whether a corporation, partnership, joint venture or other form of entity) in which the Corporation owns, directly or indirectly, more than 50% of the economic interests.

                                   ARTICLE 5

                                    OPTIONS

    5.1   GRANT OF  OPTIONS.   Options may  be granted  under the  Plan for  the
purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, not inconsistent with the Plan as the Committee shall from time to time determine. Options granted under the Plan shall be nonqualified stock options which shall not be treated as incentive stock options under Section 422 of the Code.

    5.2 OPTION PRICE. The purchase price per share of Common Stock under each Option shall be specified by the Committee, but in no event shall it be less than the per share par value of the Common Stock. The purchase price so determined shall also be applicable in connection with the exercise of any Tandem Stock Appreciation Rights granted with respect to such Option.

    5.3 TERM AND EXERCISE. The term of each Option granted hereunder shall be determined by the Committee. Options shall be exercisable in whole or in installments, and at such times, as shall be determined by the Committee. The Committee, in its discretion, may accelerate the exercise date of any Option to any date following the date of grant.

    5.4 PAYMENT. Common Stock purchased upon the exercise of Options shall be paid for in full at the time of purchase. Such payment shall be made in cash or, in the discretion of the Committee, through delivery of already owned shares of Common Stock or a combination of cash and such shares (including an actual or deemed multiple series of exchanges of such shares), in accordance with procedures to be established by the Committee. Any shares so delivered shall be valued at their Market Price (as defined in Section 15.3 hereof) on the date of exercise. As soon as practicable after receipt of notice of exercise and payment in accordance with procedures to be established by the Committee, the Corporation or its agent shall deliver to the person exercising the Option (or his or her designee) a certificate for the number of whole shares of Common Stock purchased upon such exercise. Cash shall be delivered in lieu of any fractional shares.

    5.5 RIGHTS AS A STOCKHOLDER. A recipient of Options shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate is issued to such recipient representing such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other distributions on or with respect to the Common Stock for which the record date is prior to the date such stock certificate is issued.

    5.6  GENERAL RESTRICTIONS.

    (a) Each Option granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares issuable or transferable upon exercise thereof upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue, transfer or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

    (b) The Board or the Committee may, in connection with the granting of any Option, require the individual to whom the Option is to be granted to enter into an agreement with the Corporation stating that as a condition precedent to each exercise of the Option, in whole or in part, such individual shall if then required by the Corporation represent to the Corporation in writing that such exercise is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Board or the Committee may prescribe.

    5.7 CANCELLATION OF STOCK APPRECIATION RIGHTS. Upon the exercise of all or a portion of an Option, any related Tandem Stock Appreciation Rights shall be cancelled with respect to a number of shares of Common Stock equal to the number of shares purchased pursuant to such exercise.

                                   ARTICLE 6

                           STOCK APPRECIATION RIGHTS

    6.1 GRANT OF STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights may be awarded by the Committee in connection with all or any portion of any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Nontandem Stock Appreciation Rights may also be granted by the Committee at any time. At the time of grant of Nontandem Stock Appreciation Rights, the Committee shall specify the number of shares of Common Stock covered by such rights and the base price of shares of Common Stock to be used in connection with the calculation described in Section 6.4 hereof. The base price of Nontandem Stock Appreciation Rights shall be determined by the Committee in its sole discretion and may be equal to, or greater or less than, the Market Price of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of the Plan as the Committee shall determine.

    6.2 LIMITATIONS ON EXERCISE. Tandem Stock Appreciation Rights shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be cancelled with respect to an equal number of shares of Common Stock. Nontandem Stock Appreciation Rights shall be exercisable during such period as the Committee shall determine. Subject to the provisions of the first sentence of this Section 6.2, the Committee, in its discretion, may accelerate the exercise date of any Stock Appreciation Rights to any date following the date of grant.

    6.3 SURRENDER AND EXCHANGE OF TANDEM STOCK APPRECIATION RIGHTS. Subject to the provisions of Section 6.6 hereof, Tandem Stock Appreciation Rights shall entitle the recipient to surrender to the Corporation unexercised the related Option, or portion thereof, and to receive from the Corporation in exchange therefor that number of shares of Common Stock having an aggregate Market Price as of the date of exercise of such Tandem Stock Appreciation Rights equal to (A) the excess of (i) the Market Price of one share of Common Stock as of the date the Tandem Stock Appreciation Rights are exercised over (ii) the purchase price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

    6.4 EXERCISE OF NONTANDEM STOCK APPRECIATION RIGHTS. Subject to the provisions of Section 6.6 hereof, the exercise of Nontandem Stock Appreciation Rights shall entitle the recipient to receive from the Corporation that number of shares of Common Stock having an aggregate Market Price as of the date of exercise of such Nontandem Stock Appreciation Rights equal to (A) the excess of
(i) the Market Price of one share of Common Stock as of the date the Nontandem Stock Appreciation Rights are exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Rights, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Rights, or the portion thereof being exercised. Cash shall be delivered in lieu of any fractional shares.

    6.5 SETTLEMENT OF STOCK APPRECIATION RIGHTS. As soon as is reasonably practicable after the exercise of any Stock Appreciation Rights, the Corporation shall (i) issue, in the name of the recipient, stock certificates representing the total number of full shares of Common Stock to which the recipient is entitled pursuant to Section 6.3 or 6.4 hereof and deliver to the recipient an amount in cash equal to the Market Price, as of the date of exercise, of any resulting fractional share, and (ii) if the Committee causes the Corporation to elect to settle all or part of its obligations arising out of the exercise of such Stock Appreciation Rights in cash pursuant to Section 6.6 hereof, deliver to the recipient an amount in cash equal to the Market Price, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

    6.6 CASH SETTLEMENT. The Committee, in its discretion, may cause the Corporation to settle all or any part of its obligations arising out of the exercise of Stock Appreciation Rights by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Market Price of such shares on the date of exercise.

                                   ARTICLE 7

          NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

    No Option or Stock Appreciation Rights may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or pursuant to the applicable laws of descent and distribution, and no Option or Stock Appreciation Rights shall be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of an Option or Stock Appreciation Rights not specifically permitted by the Plan shall be null and void and without effect. Options and Stock Appreciation Rights may be exercised during the recipient's lifetime only by the recipient or his or her guardian or legal representative, or following his or her death pursuant to Section 8.3 hereof.

    Notwithstanding anything to the contrary in the preceding paragraph, the Committee may, in its sole discretion, cause the written agreement relating to any Options or Stock Appreciation Rights granted hereunder to provide that the recipient of such Options or Stock Appreciation Rights may transfer any of such Options or Stock Appreciation Rights other than by will or pursuant to the applicable laws of descent and distribution in any manner authorized under applicable law; provided, however, that in no event may the Committee permit any transfers which would cause the Plan to fail to satisfy the applicable requirements of Rule 16b-3.

                                   ARTICLE 8

                      EFFECT OF TERMINATION OF EMPLOYMENT,
                        DISABILITY, RETIREMENT OR DEATH

    8.1  GENERAL RULE.

    (a) Except as expressly determined by the Committee in its sole discretion, no Option or Stock Appreciation Rights shall be exercisable after three months following the recipient's termination of employment with the Corporation or a subsidiary, unless such termination of employment occurs by reason of Disability (as defined in Section 8.2 hereof), Retirement (as defined in Section 8.2 hereof) or death.

    (b) Options and Stock Appreciation Rights shall not be affected by any change of employment of the recipient so long as the recipient continues to be employed by either the Corporation or a subsidiary. The Committee may, in its sole discretion, cause any Option or Stock Appreciation Rights to be forfeited immediately upon an employee's termination of employment if the employee was terminated for one (or more) of the following reasons: (i) conduct involving moral turpitude or fraud, regardless of the context, which conduct shall be conclusively presumed if the employee is convicted of, or enters a plea of NOLO CONTENDERE or similar plea to, a crime involving moral turpitude or fraud; (ii) repeated intoxication by alcohol or drugs during the performance of the employee's duties; (iii) malfeasance in the conduct of the employee's duties, including misuse or diversion of funds of the Corporation or a subsidiary, embezzlement or willful and material misrepresentations or concealments on any reports submitted to the Corporation or a subsidiary; (iv) repeated material failure by the employee to perform his or her duties as an officer; or (v) material failure to follow or comply with the reasonable and lawful directives of the Board or the written policies of the Corporation or a subsidiary. It shall be within the sole discretion of the Committee to determine whether the employee's termination was for one of the foregoing reasons, and the decision of the Committee shall be final and conclusive.

    8.2 DISABILITY OR RETIREMENT. Except as expressly provided otherwise in the written agreement relating to any Option or Stock Appreciation Rights granted under the Plan, in the event of the Disability or Retirement of a recipient of Options or Stock Appreciation Rights, the Options or Stock
Appreciation Rights that are held by such recipient on the date of such Disability or Retirement, whether or not otherwise exercisable on such date, shall be exercisable at any time until the earlier of (i) the expiration date of the Options or Stock Appreciation Rights or (ii) two years following the date of such Disability or Retirement, at which time such Options or Stock Appreciation Rights shall terminate. "Disability" shall mean a termination of employment with the Corporation or a subsidiary because of a disability, within the meaning of the disability plans or policies of the Corporation or its subsidiaries applicable to the employee, as determined by the Committee in its sole discretion. "Retirement" shall mean a termination of employment with the Corporation or a subsidiary either

(i) on a voluntary basis by a recipient who is at least 60 years of age or (ii) otherwise with the written consent of the Committee in its sole discretion. The decision of the Committee shall be final and conclusive.

    8.3  DEATH.

    (a) Except as expressly provided otherwise in the written agreement relating to any Option or Stock Appreciation Rights granted under the Plan, in the event of the death of a recipient of Options or Stock Appreciation Rights while an employee of the Corporation or a subsidiary, the Options or Stock Appreciation Rights that are held by such employee at the date of death, whether or not otherwise exercisable on the date of death, shall be exercisable by the beneficiary designated by the employee for such purpose (the "Designated Beneficiary"), or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease the employee, by the employee's personal representatives, heirs or legatees, at any time until the earlier of (i) the expiration date of the Options or Stock Appreciation Rights or (ii) two years following the date of death, at which time such Options or Stock Appreciation Rights shall terminate.

    (b) In the event of the death of a recipient of Options or Stock Appreciation Rights following a termination of employment with the Corporation or a subsidiary, if such death occurs before the Options or Stock Appreciation Rights expire or otherwise terminate, the Options or Stock Appreciation Rights that are held by such recipient at the date of death shall be exercisable by such recipient's Designated Beneficiary, or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease such recipient, by such recipient's personal representatives, heirs or legatees, to the same extent such Options or Stock Appreciation Rights were exercisable by the recipient at the date of death.

                                   ARTICLE 9

                               RESTRICTED SHARES

    9.1 GRANT OF RESTRICTED SHARES. The Committee may from time to time cause the Corporation to grant Restricted Shares under the Plan to eligible employees, subject to such restrictions, conditions and other terms not inconsistent with the Plan as the Committee may determine.

    9.2 RESTRICTIONS. At the time a grant of Restricted Shares is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such Restricted Shares. Each grant of Restricted Shares may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted Shares. The Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive all or any portion of any other restrictions applicable to all or any portion of the Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares.

    9.3 RESTRICTED SHARE CERTIFICATES. The Corporation shall issue, in the name of each employee to whom Restricted Shares have been granted (or, at the option of the Corporation, in the name of a nominee of the Corporation), stock certificates representing the total number of Restricted Shares granted to the employee, as soon as reasonably practicable after the grant. The Corporation or its agent, at the direction of the Committee, shall hold such certificates, properly endorsed for transfer, for the employee's benefit until such time as the Restricted Shares are forfeited to the Corporation or the restrictions lapse or are waived or removed.

    9.4 RIGHTS OF HOLDERS OF RESTRICTED SHARES. Holders of Restricted Shares shall have the right to vote such shares, to receive any cash dividends with respect to such shares and, except as otherwise expressly provided in the Plan or the award agreement relating to such shares, to enjoy all other stockholder rights. All distributions, if any, received by an employee with respect to Restricted Shares as a result of any stock split, stock distribution, a combination of shares or other similar transaction shall be subject to the restrictions of this Article 9.

    9.5 FORFEITURE. Except as expressly provided otherwise in the written agreement relating to such Restricted Shares, any Restricted Shares granted to an employee pursuant to the Plan shall be forfeited to the Corporation at no cost to the Corporation if the employee's employment with the Corporation or its subsidiaries terminates prior to the expiration or termination of the Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares; provided, however, that, unless the Committee, in its sole discretion, determines otherwise, Restricted Shares shall become fully vested upon the employee's termination of employment during the Restricted Period due to Disability, Retirement or death.

    9.6 DELIVERY OF RESTRICTED SHARES. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and, as soon as practicable thereafter, a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the employee or the employee's beneficiary or estate, as the case may be.

    9.7 PAYMENT FOR RESTRICTED SHARES. An employee shall not be required to make any payment for Restricted Shares granted to such employee under the Plan, except to the extent otherwise required by law and except that the Committee may, in its discretion, charge the employee an amount in cash not in excess of the par value of the Restricted Shares so granted.

                                   ARTICLE 10

                               PERFORMANCE SHARES

    10.1 AWARD OF PERFORMANCE SHARES. For each Performance Period (as defined in Section 10.2 hereof), Performance Shares may be granted under the Plan to such eligible employees of the Corporation and its subsidiaries as the Committee shall determine in its sole discretion. Each Performance Share shall be deemed to be equivalent to one share of Common Stock. Performance Shares granted to an employee shall be credited to an account (a "Performance Share Account") established and maintained for such employee.

    10.2 PERFORMANCE PERIOD. For purposes of this Article 10, "Performance Period" shall mean such period of time as shall be determined by the Committee in its sole discretion over which the performance applicable to the Performance Share award shall be measured. Different Performance Periods may be established for different employees receiving Performance Shares and for different grants of Performance Shares. Performance Periods may run consecutively or concurrently.

    10.3 RIGHT TO PAYMENT OF PERFORMANCE SHARES. With respect to each award of Performance Shares under the Plan, the Committee shall specify at the time of the award the performance objectives (the "Performance Objectives") that must be satisfied in order for the employee to vest in the Performance Shares that have been awarded to him or her for the Performance Period. The Performance Objectives may relate to the future performance of the employee or of the Corporation or any subsidiary, division or department thereof by or in which the employee is employed during the Performance Period, the Market Price of the Common Stock or the increase thereof during the Performance Period, combinations thereof, or such other performance measures as the Committee determines to be appropriate. If the Performance Objectives established for an employee for the Performance Period are not met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Shares have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Shares to the employee. At the time of an award of Performance Shares, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the award, including, but not limited to, rules pertaining to the termination of employment of the employee prior to expiration of the Performance Period; provided, however, that, unless otherwise determined by the Committee, Performance Shares awarded to an employee shall become fully vested upon the employee's termination of employment during the Performance Period due to Disability, Retirement or death. The Committee may, in its sole discretion, adjust the Performance Objectives, the Performance Period and the base price of any Performance Shares to reflect significant, unforeseen events or changes.

    10.4 PAYMENT FOR PERFORMANCE SHARES. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (and, if not achieved, whether to permit partial or full vesting pursuant to Section 10.3 hereof). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional, fully vested Performance Shares shall be granted to the employee pursuant to Section 10.3 hereof. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Corporation shall pay to the employee an amount with respect to each vested Performance Share equal to the Market Price of a share of Common Stock on such payment date, or if the Committee shall so specify at the time of grant, an amount equal to (i) the Market Price of a share of Common Stock on such payment date less (ii) the base price of the Performance Share established by the Committee at the time of grant. Such base price shall be determined by the Committee in its sole discretion and may be equal to, or greater or less than, the Market Price of a share of Common Stock on the date of grant. Payment with respect to vested Performance Shares shall be made entirely in cash, entirely in Common Stock (which may include Restricted Shares) or in a combination of cash and Common Stock, as the Committee shall determine in its sole discretion.

    10.5 VOTING AND DIVIDEND RIGHTS. Except as provided in Article 12 hereof, no employee shall be entitled to any voting rights or to receive any dividends or other distributions with respect to Performance Shares, or to have his or her Performance Share Account credited or increased as a result of any dividends or other distributions with respect to the Common Stock. Notwithstanding the foregoing, within sixty days from the date of payment of a cash dividend by the Corporation on the Common Stock, the Committee, in its sole discretion, may credit an employee's Performance Share Account with additional Performance Shares having an aggregate Market Price equal to the cash dividend per share paid on the Common Stock multiplied by the number of Performance Shares credited to his or her account at the time the cash dividend was declared.

                                   ARTICLE 11

                               PERFORMANCE UNITS

    11.1 AWARD OF PERFORMANCE UNITS. For each Performance Period (as defined in Section 11.2 hereof), Performance Units may be granted under the Plan to such eligible employees of the Corporation and its subsidiaries as the Committee shall determine in its sole discretion. The award agreement relating to such Performance Units shall specify a value for each Performance Unit or shall set forth a formula for determining the value of each Performance Unit at the time of payment (the "Ending Value"). If necessary to make the calculation of the amount to be paid to the employee pursuant to Section 11.4 hereof, the Committee shall also state in the award agreement the initial value of each Performance Unit (the "Initial Value"). Performance Units granted to an employee shall be credited to an account established and maintained for such employee.

    11.2 PERFORMANCE PERIOD. For purposes of this Article 11, "Performance Period" shall mean such period of time as shall be determined by the Committee in its sole discretion over which the performance applicable to the Performance Unit award shall be measured. Different Performance Periods may be established for different employees receiving Performance Units and for different grants of Performance Units. Performance Periods may run consecutively or concurrently.

    11.3 RIGHT TO PAYMENT OF PERFORMANCE UNITS. With respect to each award of Performance Units under the Plan, the Committee shall specify at the time of the award the Performance Objectives that must be satisfied in order for the employee to vest in the Performance Units that have been awarded to him or her for the Performance Period. The Performance Objectives may relate to such performance measures as the Committee determines to be appropriate, including those described in Section 10.3 hereof with respect to Performance Shares. If the Performance Objectives established for an employee for the Performance Period are not met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Units have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Units to the employee. At the time of an award of Performance Units, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the award, including, but not limited to, rules pertaining to the termination of employment of the employee prior to expiration of the Performance Period; provided, however, that, unless otherwise determined by the Committee, Performance Units awarded to an employee shall become fully vested upon the employee's termination of employment during the Performance Period due to Disability, Retirement or death. The Committee may, in its sole discretion, adjust the Performance Objectives, the Performance Period and the Initial Value or Ending Value of any Performance Units to reflect significant, unforeseen events or changes.

    11.4 PAYMENT FOR PERFORMANCE UNITS. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (and, if not achieved, whether to permit partial or full vesting pursuant to Section 11.3 hereof). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional, fully vested Performance Units shall be granted to the employee pursuant to Section 11.2 hereof. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Corporation shall pay to the employee an amount with respect to each vested Performance Unit equal to the Ending Value of the Performance Unit or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Ending Value of the Performance Unit less (ii) the Initial Value of the Performance Unit. Payment with respect to vested Performance Units shall be made entirely in cash, entirely in Common Stock (which may include Restricted Shares) or in a combination of cash and Common Stock, as the Committee shall determine in its sole discretion.

                                   ARTICLE 12

                       RECAPITALIZATION OR REORGANIZATION

    12.1 GENERAL. The existence of the Plan and awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in the Corporation's capital structure or its business, any merger or consolidation of the Corporation, any issue of debt or equity securities of the Corporation having any priority or preference with respect to or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Corporation, any sale, lease, exchange or other disposition of all or any part of the Corporation's assets or business or any other corporate act or proceeding.

    12.2    CHANGES IN  CAPITALIZATION.   Except as  otherwise provided  in this
Article 12, Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and the agreements evidencing such awards shall be subject to adjustment by the Committee at its discretion as to the number, price and value of the shares, units or other consideration subject to such awards, or in such other respects as the Committee deems appropriate, in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, spin offs, exchanges or other relevant changes in capitalization occurring after the date of grant of any such awards; provided, however, that, except as otherwise provided in Section 12.3 hereof, in the case of awards whose price or value is based on the Market Price of the Common Stock, appropriate adjustments shall be made to the price or value of such awards to prevent dilution or enlargement of rights in the event of stock dividends and stock splits with respect to the Common Stock.

    12.3  STOCK SPLITS AND STOCK DIVIDENDS; RECAPITALIZATIONS.

    (a) The shares with respect to which Options may be granted under the Plan are shares of Common Stock as presently constituted but if, and whenever, prior to the expiration of an Option theretofore granted, the Corporation shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Corporation, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

    (b) If the Corporation recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted the optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the optionee would have been entitled pursuant to the terms of the recapitalization or change in capital structure if, immediately prior to such recapitalization or change, the optionee had been the holder of record of the number of shares of Common Stock then covered by such Option.

    12.4  CHANGE OF CONTROL.

    (a) In the event of a Change of Control of the Corporation (as defined in Section 12.6 hereof), then no later than (i) two business days prior to any Change of Control referenced in clause (i), (iii) or (iv) of the definition thereof or (ii) ten business days after any Change of Control referenced in clause (ii) of the definition thereof, the Committee, acting in its sole discretion without the consent or approval of any optionee, shall act to effect one or more of the following alternatives with respect to outstanding Options under the Plan, which acts may vary among individual optionees and, with respect to acts taken pursuant to clause (i) above, may be contingent upon effectuation of the Change of Control: (A) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised Options and all rights of optionees thereunder shall terminate; (B) require the mandatory surrender to the Corporation by selected optionees of some or all of the outstanding Options held by such optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date (before or after such Change of Control) specified by the Committee, in which event the Corporation shall thereupon cancel such Options and pay to each optionee an amount of cash per share of Common Stock subject to such Options equal to the excess, if any, of the Change of Control Value (as defined in Section 12.6 hereof) of the Common Stock over the per share exercise price(s) under such Options for such shares; (C) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding); or (D) provide that thereafter upon any exercise of an Option theretofore granted the optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the optionee would have been entitled pursuant to the terms of the transaction constituting the Change of Control if, immediately prior to such transaction, the optionee had been the holder of record of the number of shares of Common Stock then covered by such Option.

    (b) In the event of a Change of Control of the Corporation, then no later than (i) two business days prior to any Change of Control referenced in clause
(i), (iii) or (iv) of the definition thereof or (ii) ten business days after any Change of Control referenced in clause (ii) of the definition thereof, the Committee, acting in its sole discretion without the consent or approval of any holder of a Stock Appreciation Right, shall act to effect one or more of the following alternatives with respect to outstanding Stock Appreciation Rights under the Plan, which acts may vary among individual holders, may vary among Stock Appreciation Rights held by individual holders and, with respect to acts taken pursuant to clause (i) above, may be contingent upon effectuation of the Change of Control: (A) accelerate the time at which Stock Appreciation Rights then outstanding may be exercised so that such Stock Appreciation Rights may be exercised in full for a limited period of time on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised Stock Appreciation Rights and all rights of holders thereunder shall terminate; (B) require the mandatory surrender to the Corporation by selected holders of Stock Appreciation Rights of some or all of the outstanding Stock Appreciation Rights held by such holders (irrespective of whether such Stock Appreciation Rights are then exercisable under the provisions of the Plan) as of a date (before or after such Change of Control) specified by the Committee, in which event the Corporation shall thereupon cancel such Stock Appreciation Rights and pay to each holder an amount of cash per share of Common Stock subject to such Stock Appreciation Rights equal to the excess, if any, of the Change of Control Value of the Common Stock over the per share exercise price(s) of such Stock Appreciation Rights; or (C) make such adjustments to Stock Appreciation Rights then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Stock Appreciation Rights then outstanding).

    (c) Notwithstanding any contrary provisions of the Plan, with respect to any Restricted Shares outstanding at the time a Change of Control of the Corporation occurs, the Committee may, in its sole discretion, provide (i) for full vesting of all such Restricted Shares as of the date of such Change of Control and (ii) that all restrictions applicable to such Restricted Shares shall terminate as of such date.

    (d) Notwithstanding any contrary provisions of the Plan, with respect to any Performance Shares or Performance Units which have been granted but which are unpaid at the time a Change of Control of the Corporation occurs, the Committee may, in its sole discretion, provide (i) for full vesting of such awards as of the date of such Change of Control, (ii) for payment of the then value of such awards as soon as administratively feasible following the Change of Control, with the value of such awards to be based, to the extent applicable, on the Change of Control Value of the Common Stock, (iii) that any provisions in such awards regarding forfeiture of unpaid awards shall not be applicable from and after a Change of Control with respect to awards made prior to such Change of Control and (iv) that all performance measures applicable to unpaid awards at the time of a Change of Control shall be deemed to have been satisfied in full during the performance period upon the occurrence of such Change of Control.

    12.5 ISSUANCE OF SECURITIES. Except as hereinbefore expressly provided, the issuance by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Options or Stock Appreciation Rights theretofore granted, the purchase price per share of Common Stock subject to Options or the calculation of amounts payable with respect to Stock Appreciation Rights.

    12.6  CERTAIN DEFINITIONS.

    (a) A "Change of Control" of the Corporation shall mean any one of the following: (i) Continuing Directors (as hereinafter defined) no longer constitute at least two-thirds of the directors constituting the Board; (ii) any person or group of persons (as defined in Rule 13d-5 under the Securities Exchange Act of 1934), together with its affiliates, becomes the beneficial owner, directly or indirectly, of 20% or more of the Corporation's then outstanding common stock or 20% or more of the voting power of the Corporation's then outstanding securities entitled generally to vote for the election of directors of the Corporation; (iii) the occurrence of or the approval by the Corporation's stockholders of the merger or consolidation of the Corporation with any other corporation, the sale of any substantial portion of the assets of the Corporation or the liquidation or dissolution of the Corporation unless, in the case of a merger or consolidation, the Continuing Directors in office immediately prior to such merger or consolidation will constitute at least two-thirds of the directors constituting the board of directors of the surviving corporation of such merger or consolidation and any parent (as defined in Rule 12b-2 under the Securities Exchange Act of 1934) of such corporation; or (iv) at least a majority of the Continuing Directors in office immediately prior to any other action taken or proposed to be taken by the Corporation's stockholders or by the Board determines that such action constitutes, or that such proposed action, if taken, would constitute, a Change of Control of the Corporation and such action is taken. For purposes of this paragraph (a), "Continuing Director" means any person who either (i) is a director of the Corporation on the date of adoption of the Plan by the Committee or (ii) was designated as a Continuing Director by a majority of the Continuing Directors.

    (b)  "Change of  Control Value" means  the amount determined  in clause (i),
(ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to stockholders of the Corporation in any merger, consolidation, sale of assets or dissolution transaction; (ii) the price per share offered to stockholders of the Corporation in any tender offer or exchange offer whereby a Change of Control takes place; or (iii) if a Change of Control occurs other than as described in clause (i) or clause (ii), the fair market value per share determined by the Committee as of the date of the Change of Control or such other relevant date as may be determined by the Committee. If the consideration offered to stockholders of the Corporation in any transaction described in this
Section 12.6 consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

                                   ARTICLE 13

                           TERMINATION AND AMENDMENT

    13.1  TERM.   Subject to the  right of the Committee  to terminate the  Plan prior thereto, the Plan shall terminate at the expiration of ten years from the date of approval of the Plan by the stockholders of the Corporation.

    13.2 TERMINATION AND AMENDMENT. The Committee may at any time suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) extend the term of the Plan, (ii) materially increase the aggregate number of shares that may be issued under the Plan (other than as provided in Article 12 hereof), (iii) materially increase the benefits accruing to employees under the Plan or (iv) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Corporation's stockholders. Upon termination of the Plan, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the employee to whom an award shall theretofore have been granted, adversely affect the rights of such employee under such award.

                                   ARTICLE 14

                                AWARD AGREEMENTS

    Each award of Options, Stock Appreciation Rights, Restricted Shares, Performance Shares and Performance Units under the Plan shall be evidenced by a written agreement containing such restrictions, terms and conditions, if any, as the Committee may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.

                                   ARTICLE 15

                            MISCELLANEOUS PROVISIONS

    15.1  TAX WITHHOLDING; TAX PAYMENTS.

    (a) The Corporation shall have the right in connection with awards under the Plan to (i) require employees or their beneficiaries or legal representatives to remit to the Corporation or a subsidiary an amount sufficient to satisfy all federal, state and local withholding tax requirements and (ii) deduct from all payments under the Plan amounts sufficient to satisfy such withholding tax requirements. Whenever payments under the Plan are to be made to an employee in cash, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements. The Committee may, in its sole discretion, permit an employee to satisfy his or her tax withholding obligation in connection with an award under the Plan either by (i) surrendering to the Corporation or a subsidiary shares of Common Stock owned by the employee or (ii) having the Corporation withhold from shares otherwise deliverable to the employee. Shares surrendered or withheld shall be valued at their Market Price as of the date of surrender or withholding of such shares.

    (b) The Committee shall have the authority at the time of any award under the Plan or anytime thereafter to grant to employees who have received awards under the Plan the right to receive from the Corporation or a subsidiary tax offset payments ("Tax Offset Payments") to assist such employees in paying income taxes incurred as a result of their participation in the Plan. The Tax Offset Payments shall be determined by multiplying a percentage established by the Committee times all or a portion (as the Committee shall determine) of the taxable income recognized by an employee upon (i) the exercise of Options or Stock Appreciation Rights for Common Stock, (ii) the termination of restrictions on Restricted Shares or (iii) payment for Performance Shares or Performance Units in Common Stock. The percentage shall be established, from time to time, by the Committee at that rate which the Committee, in its sole discretion, determines to be appropriate and in the best interests of the Corporation to assist employees in paying income taxes incurred as a result of the events described in the preceding sentence. Tax Offset Payment rights shall be subject to the restrictions on transferability applicable to Options and Stock Appreciation Rights under Article 7 hereof. Tax Offset Payment rights shall be evidenced by a written agreement containing such terms and conditions, if any, not inconsistent with the Plan as the Committee may require. Tax Offset Payments under the Plan will not be made with respect to more than the maximum number of shares of Common Stock available for issuance under the Plan.

    15.2 COMPLIANCE WITH SECTION 16(B). In the case of employees who are or may be subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Act"), it is the intent of the Corporation that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Act and will not be subjected to liability thereunder. If any provision of the Plan or any award hereunder would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to employees who are or may be subject to Section 16 of the Act.

    15.3 MARKET PRICE OF COMMON STOCK. For purposes of the Plan, the "Market Price" of the Common Stock on any day shall be determined as follows: (i) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Market Price on any day shall be the average of the high and low reported Consolidated Trading sales prices of the Common Stock for such day, or if no such sale is made on such day, the average of the closing bid and asked prices of the Common Stock reported on the Consolidated Trading listing for such day; (ii) if the Common Stock is quoted on the NASDAQ inter-dealer quotation system, the Market Price on any day shall be the average of the representative bid and asked prices of the Common Stock at the close of business for such day; or (iii) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ National Market System or inter-dealer quotation system, the Market Price on any day shall be the average of the high bid and low asked prices of the Common Stock reported by the National Quotation Bureau, Inc. for such day. If the Common Stock is not publicly traded at the time a determination of its value is required to be made under the Plan, the determination of the Market Price of the Common Stock shall be made by the Committee in such manner as it deems appropriate.

    15.4 SUCCESSORS. The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Corporation.

    15.5 GENERAL CREDITOR STATUS. Employees shall have no right, title or interest whatsoever in or to any investments that the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation or a subsidiary, on the one hand, and any employee or beneficiary or legal representative of such employee, on the other. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

    15.6 NO RIGHT TO EMPLOYMENT. Nothing in the Plan or in any written agreement entered into pursuant to Article 14 hereof, nor the grant of any award, shall confer upon any employee any right to continue in the employ of the Corporation or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Corporation or a subsidiary to modify the terms of or terminate such employee's employment at any time.

    15.7 OTHER PLANS. Effective upon the approval of the Plan by the stockholders of the Corporation, no further awards shall be made under the Corporation's 1988 Incentive Stock Plan and 1993 Non-Qualified Stock Option Plan (the "Prior Plans"). Thereafter, all awards made under the Prior Plans prior to approval of the Plan by the stockholders shall continue in accordance with the terms of the Prior Plans.

    15.8 NOTICES. Notices required or permitted to be made under the Plan shall be sufficiently made if personally delivered to the employee or sent by regular mail addressed (a) to the employee at the employee's address as set forth in the records of the Corporation or its subsidiaries or (b) to the Corporation or the Committee at the principal executive offices of the Corporation clearly marked "Attention: Corporate Secretary".

    15.9 SEVERABILITY. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

    15.10 NO RESTRICTION OF CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Corporation or any subsidiary from taking any corporate action which is deemed by the Corporation or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any award made under the Plan. No employee, beneficiary or other person shall have any claim against the Corporation or any subsidiary as a result of such action.

    15.11 GOVERNING LAW. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Texas.

                                                                       EXHIBIT B

                               REXENE CORPORATION

                  1995 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

                                   ARTICLE I

                                    PURPOSE

    It is the purpose of the Plan to promote the interests of the Company and its stockholders by attracting and retaining qualified Outside Directors by giving them the opportunity to acquire a proprietary interest in the Company and an increased personal interest in its continued success and progress. The Options granted under this Plan shall not be qualified as "incentive stock options" within the meaning of Section 422(b) of the Code.

                                   ARTICLE II

                                  DEFINITIONS

    As used in this Plan the following terms have the following meanings:

        (a) "Agreement" means any stock option agreement entered into between the Company and a Outside Director pursuant to Section 4.02 of the Plan.

        (b) "Board" means the Board of Directors of the Company.

        (c) "Cause" means any act of (i) fraud upon or with respect to, (ii) intentional misrepresentation to or with respect to, or (iii) embezzlement, misappropriation or conversion of assets or opportunities of, the Company or any direct or indirect majority-owned subsidiary of the Company.

        (d) "Code" means the Internal Revenue Code of 1986, as amended.

        (e) "Committee" means the Management Development and Compensation Committee of the Board.

        (f) "Common Stock" means the $.01 par value Common Stock of the Company.

        (g) "Company" means Rexene Corporation, a Delaware corporation.

        (h) "Effective Date" means the date on which this Plan is approved by the stockholders of the Company which shall be the date on which the Plan shall be effective.

        (i) "Fair Market Value" means the closing sales price on the date in question (or, if there was no reported sale on such date, on the last preceding day on which any reported sale occurred) of a share of Common Stock as reported on the principal national stock exchange on which the Common Stock is then listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national stock exchange but is listed as a national market security on the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ"), as reported on NASDAQ; or, if the Common Stock is not listed or admitted to trading on any such exchange and is not listed as a national market security on NASDAQ, but is quoted on NASDAQ or any similar system then in use, "Fair Market Value" shall mean the average of the closing high bid and low asked quotations on such system for the Common Stock on the date in question (or, if no such quotations are available on such date, on the last preceding day on which such quotations were available).

         (j)  "Grant Date"  means the  date of  grant of  an Option  pursuant to
    Section 4.02(a) of the Plan.

        (k) "Holder" means a Outside Director to whom an Option has been granted under the Plan.

        (l) "Outside Director" means an individual who (i) is on the Effective Date, or thereafter becomes, a member of the Board, and (ii) is neither an employee nor an officer of the Company or any direct or indirect majority-owned subsidiary of the Company. For purposes of the Plan, "employee" shall mean an individual whose wages are subject to the withholding of federal income tax under Section 3402 of the Code, and "officer" shall mean an individual elected or appointed by the Board or the board of directors of the subsidiary, as the case may be, or chosen in such other manner as may be prescribed by the bylaws of the Company or the subsidiary, to serve as such.

       (m) "Option" means any option to purchase shares of Common Stock granted pursuant to the provisions of the Plan.

        (n) "Plan" means this Rexene Corporation 1995 Stock Option Plan for Outside Directors.

        (o) "Option Period" has the meaning assigned to it in Section 4.02(d) of the Plan.

                                  ARTICLE III

                                 ADMINISTRATION

    The Plan shall be administered by the Committee. The Committee shall have no authority, discretion or power to select the participants who will receive Options, to set the number of shares to be covered by any Option, to set the exercise price of any Option, to set the period within which Options may be exercised, or to alter any other terms or conditions specified in this Plan document, except in the sense of administering the Plan subject to the express provisions of the Plan and except in accordance with Section 6.02 of the Plan. Subject to the foregoing limitations, the Committee shall have authority and power to adopt such rules and regulations and to take such action as it shall consider necessary or advisable for the administration of the Plan to determine if any terms and conditions of any Agreement are inconsistent with the Plan, and to construe, interpret and administer the Plan. The decisions of the Committee relating to the Plan shall be final and binding upon the Company, the Holders and all other persons. No member of the Committee shall incur any liability by reason of any action or determination made in good faith with respect to the Plan or any stock option agreement entered into pursuant to the Plan.

                                   ARTICLE IV

                                    OPTIONS

    4.01  PARTICIPATION.   Each Outside Director shall  be granted an Option  to
purchase Common Stock under the Plan on the terms and conditions described in this Plan document.

    4.02 TERMS AND CONDITIONS OF OPTIONS; STOCK OPTION AGREEMENTS. Each Option granted under the Plan shall be evidenced by a written stock option agreement entered into by the Company and the Holder to whom the Option is granted, which agreement shall include, incorporate or conform to the following terms and conditions, and such other terms and conditions not inconsistent with such terms and conditions or with the other terms and conditions of the Plan.

        (a) OPTION GRANT DATES.

           (i) An Option shall be granted automatically as of the Effective Date to each Outside Director who shall have been elected by the stockholders of the Company on such date to serve as a director on the Board.

           (ii) On the date of the annual meeting of stockholders of the Company in 1996 and 1997, an Option shall be granted automatically to each Outside Director who shall have been elected by the stockholders of the Company at such annual meeting to serve as a director on the Board.

          (iii) On the date that a person becomes an Outside Director of the Board as a result of his/her election to the Board by the other members of the Board where such election occurs after the Effective Date and before the annual meeting of stockholders in 1998, an Option shall be granted automatically to such Outside Director.

        (b) NUMBER OF SHARES. Each Option shall entitle the Holder to purchase, in accordance with the terms of such Option and the Plan, two thousand (2,000) shares of Common Stock, subject to adjustment in accordance with Section 5.02 hereof; provided, however, that each Option granted to the Chairman of the Board shall entitle such Holder to purchase two thousand five hundred (2,500) shares of Common Stock, subject to adjustment in accordance with Section 5.02 hereof. If, on the Grant Date of any Option, fewer shares of Common Stock remain available for grant than are necessary to permit the grant of an Option covering 2,000 shares of Common Stock (2,500 shares of Common Stock in the case of the Chairman of the Board) to each person entitled to receive an Option on such date, then each Option granted on such date shall cover an equal number of whole shares of Common Stock, and all Options granted on such date shall cover, in the aggregate, all shares then available for grant under the Plan (or such smaller number as may be necessary to permit each such Option to cover an equal number of whole shares of Common Stock).

        (c) PRICE. The price at which each share of Common Stock covered by an Option may be purchased ("Exercise Price") pursuant to the Plan shall be equal to the average of the fair Market Value of a share of Common Stock for the twenty (20) trading days immediately preceding the Grant Date less ten dollars ($10.00), provided, however, in no event shall the Exercise Price be less than $0.25 per share subject to adjustment pursuant to Section 5.02 of the Plan.

        (d) OPTION PERIOD. The period within which each Option may be exercised shall commence on the first anniversary of the Grant Date of the Option and shall expire on the tenth anniversary of such Grant Date (the "Option Period"), unless terminated sooner pursuant to Section 4.02(e).

        (e) TERMINATION OF SERVICE, DEATH, ETC. The following provisions shall apply with respect to the exercise of an Option granted hereunder in the event that the Holder thereof ceases to be a director of the Company for the reasons described in this Section 4.02(e):

           (i) If the directorship of the Holder is terminated within the Option Period for Cause, all unexercised Options shall automatically terminate as of the date of such termination;

           (ii) If the Holder dies during the Option Period while such Holder is a director of the Company, all Options may be retained and exercised in accordance with their terms by the executor or administrator of the estate of the Holder, or by the person or persons who shall have acquired the Option directly from the Holder by bequest or inheritance; provided, however, all such Options must be so exercised upon the earlier of two years after the Holder's death or the expiration of the Option.

          (iii) If the Holder ceases within the Option Period to be a director of the Company for any reason other than as set forth in paragraphs (i) and (ii) above, the Options may be retained and exercised in accordance with their terms; provided, however, that all such Options must be exercised upon the earlier of one year after the Holder ceases to be a director of the Company or the expiration of the Option Period.

        (f) TRANSFERABILITY. An Option granted under the Plan shall not be transferable by the Holder, otherwise than by will or pursuant to the laws of descent and distribution, and during the lifetime of the Holder the Option shall be exercisable only by the Holder or his or her guardian or legal representative.

        (g) EXERCISE, PAYMENTS, ETC. Each Option granted hereunder may be exercised, in whole or in part, by the Holder thereof at any time or (with respect to partial exercises) from time to time during the Option Period, subject to the provisions of the Plan and the stock option agreement evidencing such Option, and the method for exercising an Option shall be by personal delivery to the Secretary of the Company of, or by the sending by United States registered or certified mail, postage prepaid, addressed to the Company (to the attention of its Secretary), of, written notice signed by the Holder specifying the number of shares of Common Stock with respect to which such Option is being exercised. Such notice shall be accompanied by the full amount of the purchase price of such shares, in cash, by check or by wire transfer. Any such notice shall be deemed to have been given on the date of receipt by the Secretary of the Company of the notice and payment of the full amount of the purchase price of such shares. In addition to the foregoing, promptly after demand by the Company, the exercising Holder shall pay to the Company an amount equal to applicable withholding taxes, if any, due in connection with such exercise. No shares of Common Stock need be issued by the Company upon exercise of an Option until full payment therefor and for all applicable withholding taxes has been made, and a Holder shall have none of the rights of a stockholder until shares of Common Stock are issued to such Holder.

                                   ARTICLE V

                            AUTHORIZED COMMON STOCK

    5.01 COMMON STOCK. The total number of shares as to which Options may be granted pursuant to the Plan shall be 60,000 shares of Common Stock, in the aggregate, except as such number of shares shall be adjusted from and after the Effective Date in accordance with the provisions of Section 5.02 of the Plan. If any outstanding Option under the Plan shall expire or be terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such Option shall again be available for grant under the Plan.

    5.02 ADJUSTMENTS UPON CHANGES IN COMMON STOCK. In the event the Company shall effect a split of the Common Stock or a dividend payable in Common Stock, or in the event the outstanding Common Stock shall be combined into a smaller number of shares, the maximum number of shares as to which Options may be granted under the Plan and the number of shares to be covered by any Option not yet granted under Section 4.02(a) shall be increased or decreased proportionately. In the event that before delivery by the Company of all the shares of Common Stock in respect of which any Option has been granted under the Plan, the Company shall have effected such a split, dividend or combination, the shares still subject to the Option shall be increased or decreased proportionately and the purchase price per share shall be increased or decreased proportionately so that the aggregate purchase price for all the then optioned shares shall remain the same as immediately prior to such split, dividend or combination.

    In the event of a reclassification of the Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization, including a merger, consolidation or sale of assets, the Committee shall make such adjustments, if any, as it may deem appropriate in the number, purchase price and kind of shares covered by the unexercised portions of Options previously granted under the Plan. The provisions of this Section 5.02 shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.

                                   ARTICLE VI

                               GENERAL PROVISIONS

    6.01 TERMINATION OF PLAN. The Plan shall terminate whenever (whether before, on or after the Effective Date) the Board adopts a resolution to that effect. If not sooner terminated in accordance with the preceding sentence, the Plan shall wholly cease and expire at the time of the meeting of the stockholders of the Company in 1998. After termination of the Plan, no Options shall be granted under the Plan, but the Company shall continue to recognize, and perform its obligations with respect to, any Options previously granted.

    6.02 AMENDMENT OF PLAN. The Committee may from time to time (whether before, on or after the Effective Date) amend, modify or suspend the Plan. Nevertheless, (a) no such amendment, modification or suspension shall impair any Options previously granted under the Plan or deprive any Holder of any shares of Common Stock which such Holder might have acquired through or as a result of the Plan, and (b) after the stockholders of the Company have approved and adopted the Plan in accordance with Section 6.04 hereof, no such amendment or modification shall be made without the approval of the holders of a majority of the outstanding shares of Common Stock of the Company where such amendment or modification would (i) increase the total number of shares of Common Stock as to which Options may be granted under the Plan or decrease the exercise price at which Options may be granted under the Plan (other than as provided in Section
5.02 hereof), (ii) materially alter the class of persons eligible to be granted Options under the Plan, (iii) materially increase the benefits accruing to Holders under the Plan or (iv) extend the term of the Plan or the Option Period specified in Section 4.02(d) hereof.

    Notwithstanding the foregoing, the provisions of the Plan relating to (a) the number of shares of Common Stock covered by, and the exercise price of, Options granted under the Plan, (b) the timing of grants of Options under the Plan and (c) the class of persons eligible to be granted Options under the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

    6.03   TREATMENT  OF PROCEEDS.    Proceeds from  the  sale of  Common  Stock
pursuant to Options granted under the Plan shall constitute general funds of the Company.

    6.04 EFFECTIVENESS. The Plan shall become effective as of the Effective Date, subject to the satisfaction of the condition stated in the following sentence. The effectiveness of the Plan and each Option to be granted hereunder is conditioned on the approval and adoption of the Plan on the Effective Date by the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present, or represented, and entitled to vote at a meeting of stockholders of the Company.

    6.05 SECTION HEADINGS. The section headings included herein are only for convenience, and they shall have no effect on the interpretation of the Plan.

                             REXENE CORPORATION


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 25, 1995

     The undersigned hereby appoints Arthur L. Goeschel and Andrew J. Smith as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated on the reverse, all the shares of common stock of Rexene Corporation held of record by the undersigned on March 16, 1995, at the Annual Meeting of Stockholders to be held on April 25, 1995 at 9:00 a.m. local time, at the Westin Hotel, 13340 Dallas Parkway, Dallas, Texas 75240, and at any adjournment(s) thereof. Receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement in connection therewith, each dated March 21, 1995, and of a 1994 Annual Report to Stockholders are hereby acknowledged.

                   (Continued and to be signed on reverse side)

[x] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.

                       FOR all nominees            WITHHOLD
                       listed at right             AUTHORITY
                     (except as marked to     to vote for all nomi-
                      the contrary below)     nees listed at right

1. ELECTION OF               [ ]                      [ ]
   DIRECTORS


NOMINEES: Lavon N. Anderson
          Harry B. Bartley, Jr.
          R. James Comeaux
          Arthur L. Goeschel
          William B. Hewitt
          Ilan Kaufthal
          Charles E. O'Connell
          Andrew J. Smith
          Heinn F. Tomfohrde, III

Withhold for the following only: (Write the name of the nominee(s) in the space below).


___________________________________________________________



                                                     FOR      AGAINST    ABSTAIN

2. Adoption of the proposal to approve the           [ ]        [ ]        [ ]
1994 Long-Term Incentive Plan.

3. Adoption of the proposal to approve the           [ ]        [ ]        [ ]
1995 Stock Option Plan for Outside
Directors

4. In their discretion, the proxies are authorized to vote with respect to any other matter which may properly come before the meeting or any adjournment(s) thereof.


     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS HEREON. IN THE ABSENCE OF SUCH SPECIFICATIONS, THE PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEES LISTED ON THIS PROXY, APPROVAL OF THE 1994 LONG-TERM INCENTIVE PLAN, APPROVAL OF THE 1995 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE.

     The undersigned hereby revokes any proxy or proxies heretofore given to represent or vote such common stock and hereby ratifies and confirms all action that said proxies, their substitutes, or any of them, might lawfully take in accordance with the terms hereof.



SIGNATURE(S)_______________________________________________      DATE___________
NOTE: When signing on behalf of a corporation, partnership, estate, trust or in any representative capacity, please sign name and title. For joint accounts each joint owner must sign.